                                                                    EXHIBIT 4.45

                                                                  EXECUTION COPY






                    AMENDED AND RESTATED DECLARATION OF TRUST



                     FRESENIUS MEDICAL CARE CAPITAL TRUST V



                            DATED AS OF JUNE 15, 2001

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                     ARTICLE I

                                                   DEFINED TERMS

SECTION 1.1  Definitions.........................................................................................1

                                                     ARTICLE II

                                             ESTABLISHMENT OF THE TRUST

SECTION 2.1  Name...............................................................................................11
SECTION 2.2  Office of the Delaware Trustee; Principal Place of Business........................................11
SECTION 2.3  Initial Contribution of Trust Property; Organizational  Expenses...................................11
SECTION 2.4  Issuance of the Preferred Securities...............................................................11
SECTION 2.5  Issuance of the Common Securities; Subscription and Purchase of the Notes..........................12
SECTION 2.6  Purposes and Functions of the Trust................................................................12
SECTION 2.7  Authorization to Enter into Certain Transactions...................................................12
SECTION 2.8  Assets of Trust....................................................................................16
SECTION 2.9  Title to Trust Property............................................................................16

                                                    ARTICLE III

                                                  PAYMENT ACCOUNT

SECTION 3.1  Payment Account....................................................................................16

                                                     ARTICLE IV

                                             DISTRIBUTIONS; REDEMPTION

SECTION 4.1  Distributions......................................................................................17
SECTION 4.2  Redemption.........................................................................................17
SECTION 4.3  Subordination of Common Securities.................................................................19
SECTION 4.4  Payment Procedures.................................................................................20
SECTION 4.5  Tax Returns and Reports............................................................................20
SECTION 4.6  Payment of Taxes, Duties, Etc. of the Trust........................................................20
SECTION 4.7  Payments under Indenture...........................................................................20
SECTION 4.8  Change of Control..................................................................................20
SECTION 4.9  Offer to Repurchase Upon Asset Disposition.........................................................21

                                                     ARTICLE V

                                           TRUST SECURITIES CERTIFICATES

SECTION 5.1  Initial Ownership..................................................................................22
SECTION 5.2  The Trust Securities Certificates..................................................................22
SECTION 5.3  Execution and Delivery of Trust Securities Certificates............................................23
SECTION 5.4  Registration of Transfer and Exchange of Preferred Securities Certificates.........................23

SECTION 5.5  Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.................................24
SECTION 5.6  Persons Deemed Securityholders.....................................................................24
SECTION 5.7  Access to List of Securityholders' Names and Addresses.............................................24
SECTION 5.8  Maintenance of Office or Agency....................................................................25
SECTION 5.9  Appointment of Paying Agent........................................................................25
SECTION 5.10  Ownership of Common Securities by Sponsor.........................................................26
SECTION 5.11  Book-Entry Preferred Securities Certificates; Common Securities Certificate.......................26
SECTION 5.12  Notices to Clearing Agency........................................................................27
SECTION 5.13  Definitive Preferred Securities Certificates......................................................27
SECTION 5.14  Rights of Securityholders; Waivers of Past Defaults...............................................28

                                                     ARTICLE VI

                                     ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

SECTION 6.1  Limitations on Voting Rights.......................................................................30
SECTION 6.2  Notice of Meetings.................................................................................33
SECTION 6.3  Meetings of Preferred Securityholders..............................................................33
SECTION 6.4  Voting Rights......................................................................................34
SECTION 6.5  Proxies, etc.......................................................................................34
SECTION 6.6  Securityholder Action by Written Consent...........................................................34
SECTION 6.7  Record Date for Voting and Other Purposes..........................................................34
SECTION 6.8  Acts of Securityholders............................................................................35
SECTION 6.9  Inspection of Records..............................................................................36

                                                    ARTICLE VII

                                           REPRESENTATIONS AND WARRANTIES

SECTION 7.1  Representations and Warranties of the Bank, the Preferred Trustee and the Delaware Trustee.........36
SECTION 7.2  Representations and Warranties of Sponsor..........................................................37

                                                    ARTICLE VIII

                                                    THE TRUSTEES

SECTION 8.1  Certain Duties and Responsibilities................................................................38
SECTION 8.2  Certain Notices....................................................................................40
SECTION 8.3  Certain Rights of Preferred Trustee................................................................40
SECTION 8.4  Not Responsible for Recitals or Issuance of Securities.............................................42
SECTION 8.5  May Hold Securities................................................................................42
SECTION 8.6  Compensation; Indemnity; Fees......................................................................42
SECTION 8.7  Corporate Preferred Trustee Required; Eligibility of Trustees......................................44
SECTION 8.8  Conflicting Interests..............................................................................44
SECTION 8.9  Co-Trustees and Separate Trustee...................................................................44
SECTION 8.10  Resignation and Removal; Appointment of Successor.................................................46
SECTION 8.11  Acceptance of Appointment by Successor............................................................47
SECTION 8.12  Merger, Conversion, Consolidation or Succession to Business.......................................48
SECTION 8.13  Preferential Collection of Claims Against Sponsor or Trust........................................48
SECTION 8.14  Preferred Trustee May File Proofs of Claim........................................................48

SECTION 8.15  Reports by Preferred Trustee......................................................................49
SECTION 8.16  Reports to the Preferred Trustee..................................................................50
SECTION 8.17  Evidence of Compliance with Conditions Precedent..................................................50
SECTION 8.18  Number of Trustees................................................................................50
SECTION 8.19  Delegation of Power...............................................................................51

                                                     ARTICLE IX

                                        TERMINATION, LIQUIDATION AND MERGER

SECTION 9.1  Termination Upon Expiration Date...................................................................51
SECTION 9.2  Early Termination..................................................................................51
SECTION 9.3  Termination........................................................................................52
SECTION 9.4  Liquidation........................................................................................52
SECTION 9.5 Mergers, Consolidations, Amalgamations or Replacements of the Trust.................................54

                                                     ARTICLE X

                                              MISCELLANEOUS PROVISIONS

SECTION 10.1  Limitation of Rights of Securityholders...........................................................55
SECTION 10.2  Amendment.........................................................................................56
SECTION 10.3  Separability......................................................................................57
SECTION 10.4  Governing Law.....................................................................................57
SECTION 10.5  Submission to Jurisdiction........................................................................58
SECTION 10.6  Payments Due on Non-Business Day..................................................................58
SECTION 10.7  Successors........................................................................................58
SECTION 10.8  Headings..........................................................................................59
SECTION 10.9  Reports, Notices and Demands......................................................................59
SECTION 10.10  Agreement Not to Petition........................................................................60
SECTION 10.11 Trust Indenture Act; Conflict with Trust Indenture Act............................................60
SECTION 10.12  Acceptance of Terms of Declaration, Trust Guarantee and Indenture................................61
SECTION 10.13  Liquidated Damages Under Registration Rights Agreement...........................................61
SECTION 10.14  Counterparts.....................................................................................61

EXHIBIT A               - Form of Certificate of Trust of Fresenius Medical Care
                          Capital Trust V

EXHIBIT B               - [Intentionally Left Blank]

EXHIBIT C               - Form of Common Securities Certificate

EXHIBIT D               - Form of Expense Agreement

EXHIBIT E-1             - Form of Initial Preferred Securities Certificate

EXHIBIT E-2             - Form of Exchange Preferred Securities Certificate

EXHIBIT F-1             - Form of Transfer Certificate - Restricted Book-Entry
                          Preferred Securities Certificate to Regulation S Book-Entry Preferred Securities Certificate

EXHIBIT F-2             - Form of Transfer Certificate - Temporary Regulation S
                          Book-Entry Preferred Securities Certificate to Restricted Book-Entry Preferred Securities Certificate

EXHIBIT F-3             - Form of Transfer Certificate - Temporary Regulation S
                          Book-Entry Preferred Securities Certificate to Permanent Regulation S Book Entry Preferred Securities Certificate

EXHIBIT G-1             - Certificate to be Delivered upon Exchange of Initial
                          Preferred Securities

EXHIBIT G-2             - Certificate to be Delivered upon Exchange of Preferred
                          Securities

                     FRESENIUS MEDICAL CARE CAPITAL TRUST V

 CERTAIN SECTIONS OF THIS DECLARATION OF TRUST RELATING TO SECTIONS 310 THROUGH
                     318 OF THE TRUST INDENTURE ACT OF 1939:

TRUST INDENTURE                                                                        DECLARATION
   ACT SECTION                                                                           SECTION
---------------                                                                          -------
(Section)310 (a)(1).........................................................              8.7
        (a)(2)..............................................................              8.7
        (a)(3)..............................................................              8.9
        (a)(4)..............................................................          2.7(a)(ii)
        (b).................................................................              8.8
(Section)311 (a)............................................................             8.13
        (b).................................................................             8.13
(Section)312 (a)............................................................              5.7
        (b).................................................................              5.7
        (c).................................................................              5.7
(Section)313 (a)............................................................            8.15(a)
        (a)(4)..............................................................            8.15(b)
        (b).................................................................            8.15(b)
        (c).................................................................             10.9
        (d).................................................................            8.15(c)
(Section)314 (a)............................................................             8.16
        (b).................................................................        Not Applicable
        (c)(1)..............................................................             8.17
        (c)(2)..............................................................             8.17
        (c)(3)..............................................................        Not Applicable
        (d).................................................................        Not Applicable
        (e).................................................................           1.1, 8.17
(Section)315 (a)............................................................        8.1(a), 8.3(a)
        (b).................................................................           8.2, 10.9
        (c).................................................................            8.1(a)
        (d).................................................................           8.1, 8.3
        (e).................................................................        Not Applicable
(Section)316 (a)............................................................        Not Applicable
        (a)(1)(A)...........................................................        Not Applicable
        (a)(1)(B)...........................................................        Not Applicable
        (a)(2)..............................................................        Not Applicable
        (b).................................................................             5.14
        (c).................................................................              6.7
(Section)317 (a)(1).........................................................        Not Applicable
        (a)(2)..............................................................        Not Applicable
        (b).................................................................              5.9
(Section)318 (a)............................................................             10.11

                                   ----------

  Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Declaration of Trust.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                     FRESENIUS MEDICAL CARE CAPITAL TRUST V

                                  June 15, 2001



                AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of June 15, 2001, by the Trustees (as defined herein), the Sponsor (as defined herein), the Issuer (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust (as defined herein) to be issued pursuant to this Declaration;

                WHEREAS, First Union Trust Company, National Association, a national banking association, and Dr. Ben J. Lipps, as trustees, and Fresenius Medical Care AG (the "Sponsor"), as sponsor, created Fresenius Medical Care Capital Trust V (the "Trust") as a business trust under the Delaware Business Trust Act (as defined below) pursuant to a Declaration of Trust, dated as of June 1, 2001 (the "Original Declaration"), and a Certificate of Trust executed and filed with the Secretary of State of the State of Delaware on June 1, 2001, attached as Exhibit A;

                WHEREAS, since the date of the creation of the Trust through the date hereof, no Trust Securities (as defined herein) have been issued and the Trust has not conducted any business nor incurred any liabilities and the Trust has not been caused to conduct any business nor to incur any liabilities;

                WHEREAS, all of the Trustees, FMC Trust Finance S.a.r.l. Luxembourg-III, as Issuer, and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration as set forth herein to provide for, among other things, (i) the issuance of the Common Securities (as defined herein) by the Trust to the Sponsor, (ii) the issuance and sale of the Preferred Securities (as defined herein) by the Trust pursuant to the Purchase Agreement (as defined herein), (iii) the acquisition by the Trust from the Issuer of all of the right, title and interest in the Notes (as defined herein) and (iv) the appointment of the Trustees;

                NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Delaware Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I
                                  DEFINED TERMS

        .1 Definitions.

                For all purposes of this Declaration, except as otherwise expressly provided or unless the context otherwise requires:

                (A) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                (B) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                (C) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Declaration; and

                the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Declaration as a whole and not to any particular Article, Section or other subdivision.

                "Act" has the meaning specified in Section 6.8.

                "Additional Payments" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the Additional Sums (as defined in the Indenture) paid by the Issuer on a Like Amount of Notes for such period.

                "Additional Amounts" has the meaning specified in Section 10.19 of the Indenture.

                "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, provided, however, that an Affiliate of the Sponsor shall not be deemed to include the Trust, Fresenius Medical Care Capital Trust, a Delaware business trust, Fresenius Medical Care Capital Trust II, a Delaware business trust, Fresenius Medical Care Capital Trust III, a Delaware business trust, Fresenius Medical Care Capital Trust IV, or any business trust organized and operated on substantially similar terms. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                "Bank" means the Preferred Trustee in its separate corporate capacity and not in its capacity as Preferred Trustee.

                "Bankruptcy Event" means, with respect to any Person, under the relevant jurisdiction:

                (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable bankruptcy, insolvency, reorganization or other similar law of Germany, the United States, any State thereof or the District of Columbia, or the jurisdiction of formation of the Issuer, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable bankruptcy, insolvency, reorganization or other similar law of Germany, the United States, any State thereof or the District of Columbia, or the jurisdiction of formation of the Issuer, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

                "Bankruptcy Laws" has the meaning specified in Section 10.10.

                "Book-Entry Preferred Securities Certificate" means a Preferred Securities Certificate, ownership and transfers of interests in which shall be made through book entries by a Clearing Agency as described in Section 5.11.

                "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in New York City, London, Frankfurt am Main or Luxembourg are authorized or required by law or executive order to remain closed, (iii) a day on which the Trans-European Automated Real-Time Gross-settlement Express Transfer System is authorized or required by law to remain closed or (iv) a day on which the Corporate Trust Office of the Preferred Trustee or, with respect to the Notes, the Corporate Trust Office of the Indenture Trustee under the Indenture, is closed for business.

                "Clearing Agency" means an organization registered, or operating under an exemption from registration, as a "clearing agency" pursuant to Section 17A of the Exchange Act. Euroclear and Clearstream, Luxembourg will be the two initial Clearing Agencies.

                "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme, one of the initial Clearing Agencies.

                "Closing Date" has the meaning specified in the Purchase Agreement, which date is also the date of execution and delivery of this Declaration.

                "Code" means the Internal Revenue Code of 1986, as amended.

                "Commission" means the United States Securities and Exchange Commission.

                "Common Depositary" means Deutsche Bank AG London as common depositary for Euroclear and Clearstream, Luxembourg, with whom the Book-Entry Preferred Securities Certificates shall be deposited.

                "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

                "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of Euro 1,000 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

                "Company Trustee" means each of Dr. Ben J. Lipps, Dr. Karl-Dieter Schwab and Josef Dinger, solely in such Person's capacity as Company Trustee of the Trust and not in such Person's individual capacity, or such Company Trustee's successor in interest in such capacity, or any successor trustee appointed as herein provided.

                "Corporate Trust Office" means the principal office of the Preferred Trustee located at 225 Asylum Street, Hartford, Connecticut 06103.

                "Declaration" means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto and, for all purposes of this Declaration and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Declaration and any such modification, amendment or supplement, respectively.

                "Declaration Event of Default" means a Note Event of Default or a default by the Sponsor under the Guarantee Agreement.

                "Definitive Preferred Securities Certificates" means either or both (as the context requires) of (a) Preferred Securities Certificates issued as a typewritten Preferred Securities Certificate or certificates representing Book-Entry Preferred Securities Certificates as provided in Section 5.11(a), and
(b) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

                "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. (Section) 3801, et seq., as it may be amended from time to time.

                "Delaware Trustee" means First Union Trust Company, National Association, a national banking association, not in its individual capacity but solely in its capacity as Delaware Trustee of the Trust formed hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

                "Distribution Compliance Period" means with respect to each Temporary Regulation S Book-Entry Preferred Securities Certificate, the period of 40 days beginning on the date hereof.

                "Distribution Date" has the meaning specified in Section 4.1(a).

                "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

                "Euro " or "euro" means the euro, the common currency of the European Monetary Union.

                "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, operator of Euroclear System, one of the initial Clearing Agencies.

                "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                "Exchange Offer" means the exchange offer contemplated by the Registration Rights Agreement.

                "Exchange Preferred Security" means an undivided beneficial preferred interest in the assets of the Trust, having a Liquidation Amount of Euro 1,000 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution, as provided herein, and to be issued hereunder in connection with the Exchange Offer.

                "Exchange Guarantee Agreement" has the meaning specified in
Section 1.1 of the Guarantee Agreement.

                "Expense Agreement" means the Agreement as to Expenses and Liabilities between the Sponsor and the Trust, substantially in the form attached as Exhibit D, as amended from time to time.

                "Expiration Date" has the meaning specified in Section 9.1.

                "Guarantee Agreement" means the Initial Guarantee Agreement and, when and if issued, the Exchange Guarantee Agreement.

                "Guarantors" means, with respect to the Notes, the Sponsor, Fresenius Medical Care Holdings, Inc., a New York corporation, and Fresenius Medical Care Deutschland GmbH, a German limited liability company.

                "Guaranty" or "Guaranties" has the meaning specified in Section
1.1 of the Indenture.

                "Holder" has the meaning specified under the definition of "Securityholder."

                "Indenture" means the Senior Subordinated Indenture, dated as of June 15, 2001, among the Issuer, as issuer, the Indenture Trustee, as trustee, and the Guarantors with respect to the issuance of the Notes, as amended or supplemented from time to time.

                "Indenture Trustee" means State Street Bank and Trust Company, a Massachusetts chartered trust company, solely in its capacity as Trustee under the Indenture and not in its individual capacity, and any successor thereto in such capacity.

                "Initial Guarantee Agreement" means the Guarantee Agreement, dated as of June 15, 2001 between the Sponsor and the Guarantee Trustee, on behalf of and for the benefit of the Holders of the Initial Preferred Securities, as may be modified, amended or supplemented and in effect from time to time.

                "Initial Preferred Security" means a preferred undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of Euro 1,000 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation

Distribution, as provided herein and issued on the Closing Date and not registered under the Securities Act.

                "Investment Company Event" means the receipt by the Sponsor of an Opinion of Counsel, rendered by a law firm having a recognized national tax and securities practice, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust is or will be considered an investment company which is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities under this Declaration.

                "Issuer" means FMC Trust Finance S.a.r.l. Luxembourg-III, the issuer under the Indenture, or its Successor (as defined therein).

                "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

                "Like Amount" means (a) with respect to a redemption or repurchase of Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Notes to be contemporaneously redeemed or repurchased in accordance with the Indenture the proceeds of which will be used to pay the Redemption Price of such Trust Securities, and (b) with respect to a distribution of Notes to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Notes having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Notes are distributed.

                "Liquidated Damages" means amounts payable to the Holders of Preferred Securities as liquidated damages as defined in and pursuant to Section 5 of the Registration Rights Agreement.

                "Liquidation Amount" means the stated amount of Euro 1,000 per Trust Security; provided, that Initial Preferred Securities may only be transferred in minimum blocks of Euro 100,000 aggregate liquidation amount until exchanged for Exchange Preferred Securities pursuant to the Exchange Offer.

                "Liquidation Date" means the date on which Notes are to be distributed to Holders of Trust Securities in connection with a termination and liquidation of the Trust pursuant to Section 9.4(a).

                "Liquidation Distribution" has the meaning specified in Section 9.4(d).

                "1940 Act" means the Investment Company Act of 1940, as amended.

                "Nominee for the Common Depositary" means BT Globenet Nominees Limited, nominee for the Common Depositary, in whose name the Book-Entry Preferred Securities Certificates shall be registered.

                "Note Event of Default" means an "Event of Default" as defined in the Indenture.

                "Note Redemption Date" means, with respect to any Notes to be redeemed or repurchased under the Indenture, the date fixed for redemption or repurchase under the Indenture.

                "Note Tax Event" means a "Tax Event" as defined in the Indenture.

                "Notes" means the Issuer's 7 3/8% Senior Subordinated Notes due 2011 issued pursuant to the Indenture, including any Exchange Securities (as defined in the Indenture).

                "Officers' Certificate" means a certificate signed by the Chief Executive Officer and/or Chief Financial Officer and a Member of the Managing Board of the Sponsor, and delivered to the appropriate Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust or the Sponsor, but not an employee of any thereof, and who shall be reasonably acceptable to the Preferred Trustee.

                "Original Declaration" has the meaning specified in the recitals to this Declaration.

                "Outstanding", when used with respect to Trust Securities means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Declaration, except:

                (a) Trust Securities theretofore cancelled by the Preferred Trustee or delivered to the Preferred Trustee for cancellation;

                (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Preferred Trustee or any Paying Agent for the Holders of such Trust Securities; provided, that if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration; and

                (c) Preferred Securities which have been paid or in exchange for or in lieu of which other Preferred Securities have been executed and delivered pursuant to Sections 5.4, 5.5, 5.11 and 5.13;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Sponsor, any Trustee (other than the Preferred Trustee acting in a capacity other than its individual capacity or its capacity as Preferred Trustee) or any Affiliate of the Sponsor or any Trustee (other than the Preferred Trustee acting in a capacity other than its individual capacity or its capacity as Preferred Trustee) shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities that such Trustee knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Preferred Securities are owned by the Sponsor, one or more of the Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Company Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Sponsor, any Trustee or any Affiliate of the Sponsor or any such Trustee.

                "Owner" means each Person who is the beneficial owner of an interest in a Global Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

                "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.9.

                "Payment Account" means a corporate trust account maintained by the Preferred Trustee or its agent for the benefit of the Securityholders in which all amounts paid in respect of the Notes will be held and from which the Paying Agent shall make payments to the Securityholders in accordance with Sections 4.1 and 4.2.

                "Permanent Regulation S Book-Entry Preferred Securities Certificates" has the meaning set forth in Section 5.11 of this Declaration.

                "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency, instrumentality or political subdivision thereof, or any other entity.

                "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit E-1 or Exhibit E-2, as the case may be.

                "Preferred Security" means the Initial Preferred Securities and, when and if issued as provided herein and in the Registration Rights Agreement, any one of the Exchange Preferred Securities.

                "Preferred Trustee" means State Street Bank and Trust Company, a Massachusetts chartered trust company, solely in its capacity as Preferred Trustee of the Trust heretofore formed and not in its individual capacity, or its successor in interest in such capacity, or any successor Preferred Trustee appointed as herein provided.

                "Purchase Agreement" means the Purchase Agreement, dated June 12, 2001, relating to the offering and sale of the Initial Preferred Securities among the Trust, the Issuer, the Guarantors and the Initial Purchasers named therein, as the same may be amended from time to time.

                "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Declaration; provided, that each Note Redemption Date and the stated maturity of the Notes shall be a Redemption Date for a Like Amount of Trust Securities.

                "Redemption Price" means, with respect to any Trust Security, the Redemption Price (as defined in the Indenture) for the concurrent redemption of a Like Amount of Notes, allocated on a pro rata basis, plus accrued and unpaid Distributions to the Redemption Date, plus the related amount of the premium, if any, paid by the Issuer upon the concurrent redemption of a Like Amount of Notes, allocated on a pro rata basis (based on Liquidation Amounts) among the Trust Securities.

                "Registration Rights Agreement" means the Registration Rights Agreement dated as of June 15, 2001 among the Initial Purchasers named therein, the Trust, the Issuer and the Guarantors, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof.

                "Regulation S" means Regulation S under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

                "Regulation S Book-Entry Preferred Securities Certificates" means together the Permanent Regulation S Book-Entry Preferred Securities Certificates and the Temporary Regulation S Book-Entry Preferred Securities Certificates.

                "Relevant Trustee" shall have the meaning specified in Section 8.10.

                "Restricted Book-Entry Preferred Securities Certificates" has the meaning set forth in Section 5.11 of this Declaration.

                "Rule 144" means rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

                "Rule 144A" means rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

                "Securities Act" means the Securities Act of 1933, as amended.

                "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.4.

                "Securityholder" or "Holder" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act; provided, however, that in determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, then for the purpose of any such determination, so long as Definitive Preferred Securities Certificates have not been issued, the term Securityholders or Holders as used herein shall refer to the Owners.

                "Shelf Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

                "Sponsor" means Fresenius Medical Care AG, a corporation organized and existing under the laws of Germany, including any successors or assigns.

                "Tax Event" means the receipt by the Sponsor of an Opinion of Counsel of nationally recognized tax counsel to the effect that, as a result of
(a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States, Germany, or the jurisdiction of formation of the Issuer (currently Luxembourg), or any political subdivision or taxing authority thereof or therein, (other than any amendment or change implementing, complying with, or introduced in order to conform to, or otherwise arising as a result of or in connection with, any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000) or (b) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after the date of issuance of the Preferred Securities under this Declaration, but not including any amendment or change implementing, complying with, or introduced in order to conform to, or otherwise arising as a result of or in connection with, any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000), which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Preferred Securities under this Declaration, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days after the date of such Opinion of Counsel, subject to United States Federal or German income tax, or income tax in the jurisdiction of formation of the Issuer (currently Luxembourg), in each case with respect to interest received or accrued on the Notes, (ii) interest payable by the Issuer on the Notes is not, or within 90 days after the date of such Opinion of Counsel, will not be, deductible by the Issuer or the Sponsor, in whole or in part, for United States Federal or German income tax purposes or for purposes of any income tax imposed by the jurisdiction of formation of the Issuer (currently Luxembourg) or (iii) the Trust is, or will be within 90 days after the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges of whatever nature imposed by the United States, Germany or the jurisdiction of formation of the Issuer (currently Luxembourg), or any other taxing authority.

                "Temporary Regulation S Book-Entry Preferred Securities Certificates" has the meaning set forth in Section 5.11 of this Declaration.

                "Trust" means Fresenius Medical Care Capital Trust V, the Delaware business trust referred to in the recitals to the Declaration.

                "Trust Guarantee" means the guarantee of the Sponsor, on a senior subordinated basis, of the payment of Distributions and of payments on liquidation or redemption of the Trust Securities, to the extent of funds held by the Trust, as set forth in the

Guarantee Agreement executed and delivered by the Sponsor and State Street Bank and Trust Company, as trustee, contemporaneously with the execution and delivery of this Declaration, for the benefit of the Holders of Preferred Securities, as amended from time to time.

                "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                "Trust Property" means (a) the Notes, (b) the rights of the Preferred Trustee under the Trust Guarantee, (c) any cash on deposit in, or owing to, the Payment Account, (d) the Guaranties and (e) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Preferred Trustee pursuant to the terms of this Declaration.

                "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

                "Trust Security" means any one of the Common Securities or the Preferred Securities.

                "Trustees" means, collectively, the Preferred Trustee, the Delaware Trustee and the Company Trustees.


                                   ARTICLE II
                           ESTABLISHMENT OF THE TRUST

                .1 Name.

                The Trust heretofore formed and hereby continued shall be known as "Fresenius Medical Care Capital Trust V," as such name may be modified from time to time by the Company Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

                .2 Office of the Delaware Trustee; Principal Place of Business.

                The address of the Delaware Trustee in the State of Delaware is c/o First Union Trust Company, National Association, One Rodney Square, 920 King Street, Wilmington, Delaware 19801, Attention: Corporate Trust Administration, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Sponsor. The principal executive office of the Trust is c/o National Medical Care, Inc., Two Ledgemont Center, 95 Hayden Avenue, Lexington, Massachusetts 02173.

                .3 Initial Contribution of Trust Property; Organizational Expenses.

                The Preferred Trustee acknowledges receipt in trust from the Sponsor of the sum of Euro 100, which constitutes the initial Trust Property in connection with the Original

Declaration. The Sponsor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Sponsor shall make no claim upon the Trust Property for the payment of such expenses.

                .4 Issuance of the Preferred Securities.

                On June 12, 2001 the Issuer, the Sponsor, the other Guarantors and a Company Trustee, on behalf of the Trust, executed and delivered the Purchase Agreement. Contemporaneously with the execution and delivery of this Declaration, a Company Trustee, on behalf of the Trust, shall execute (and, in the case of Preferred Securities Certificates, the Preferred Trustee shall authenticate) in accordance with Section 5.2 and deliver to the Initial Purchasers named in the Purchase Agreement, Preferred Securities Certificates, registered in the name of the Nominee for the Common Depositary, in an aggregate amount of 300,000 Preferred Securities having an aggregate Liquidation Amount of Euro 300,000,000 against receipt of such aggregate purchase price of such Preferred Securities of Euro 297,378,000, which amount the Company Trustee shall promptly deliver to the Preferred Trustee.

                .5 Issuance of the Common Securities; Subscription and Purchase of the Notes.

                Contemporaneously with the execution and delivery of this Declaration, a Company Trustee, on behalf of the Trust, shall execute in accordance with Section 5.2 and deliver to the Sponsor Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of 300 Common Securities having an aggregate Liquidation Amount of Euro 300,000 against payment by the Sponsor of Euro 297,378. Contemporaneously therewith, a Company Trustee, on behalf of the Trust, shall subscribe to and purchase from the Issuer Notes, registered in the name of the Trust and having an aggregate principal amount equal to Euro 300,300,000 and, in satisfaction of the purchase price for such Notes, the Preferred Trustee, on behalf of the Trust, shall deliver to the Issuer the sum of Euro 297,675,378.

                .6 Purposes and Functions of the Trust.

                The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Notes, (b) to consummate the Exchange Offer, and (c) to engage in only those other activities necessary, convenient or incidental thereto. The Sponsor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Preferred Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Company Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Preferred Trustee or the Company Trustees set forth herein. Notwithstanding anything herein or elsewhere to the contrary, the Delaware Trustee shall be one of the Trustees of the Trust for the sole and exclusive purpose of fulfilling the requirements of
Section 3807(a) of the Delaware Business Trust Act and shall have no duties except for those duties set forth herein that are expressly required to be performed by the Delaware Trustee.

                .7 Authorization to Enter into Certain Transactions.

                (A) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph (b) of this Section 2.7, and in accordance with the following provisions (i) and (ii), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

                        (i) As among the Trustees, each Company Trustee, acting singly, shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                        (A) the issuance and sale of the Trust Securities;

                        (B) causing the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Purchase Agreement, the Expense Agreement and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

                        (C) causing the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Registration Right Rights Agreement and assisting in the registration of the Exchange Preferred Securities, as contemplated by the Registration Rights Agreement, under the Securities Act and under state securities or blue sky laws, and the qualification of this Declaration as a trust indenture under the Trust Indenture Act;

                        (D) assisting in the registration of the Exchange Preferred Securities under the Exchange Act and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing as well as in one or more applications to exempt the Trust from the periodic reporting requirements of the Exchange Act;

                        (E) the sending of notices (other than notices of default) and other information regarding the Trust Securities and the Notes to the Securityholders in accordance with this Declaration;

                        (F) the appointment of a Paying Agent, authenticating agent and Securities Registrar in accordance with this Declaration;

                        (G) executing the Trust Securities on behalf of the Trust in accordance with this Declaration;

                        (H) registering transfer of the Trust Securities in accordance with this Declaration;

                        (I) executing and delivering closing certificates, if any, pursuant to the Purchase Agreement and an application for a taxpayer identification number for the Trust;

                        (J) to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                        (K) unless otherwise determined by the Sponsor, the Preferred Trustee or the Company Trustees, or as otherwise required by the Delaware Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Company Trustees) any documents that the Company Trustees have the power to execute pursuant to this Declaration; and

                        (L) the taking of any action incidental to the foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Declaration for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

                        (ii) As among the Trustees, the Preferred Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                        (A) the authentication of the Preferred Securities;

                        (B) the establishment of the Payment Account;

                        (C) the receipt of the Notes;

                        (D) the collection of interest, principal and any other payments made in respect of the Notes in the Payment Account;

                        (E) the distribution of amounts owed to the Securityholders in respect of the Trust Securities;

                        (F) the exercise of all of the rights, powers and privileges of a holder of the Notes;

                        (G) the sending of notices of default and other information regarding the Trust Securities and the Notes to the Securityholders in accordance with this Declaration;

                        (H) the distribution of the Trust Property in accordance with the terms of this Declaration;

                        (I) to the extent provided in this Declaration, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                        (J) after a Declaration Event of Default, the taking of any action incidental to the foregoing as the Preferred Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder); and

                        (K) except as otherwise provided in this Section 2.7(A)(ii), the Preferred Trustee shall have none of the duties, liabilities, powers or the authority of the Company Trustees set forth in Section 2.7(A)(i).

                (B) So long as this Declaration remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify for United States Federal income tax purposes as a grantor trust or another entity which is not subject to United States Federal income tax at the entity level and the assets and income of which are treated for United States Federal income tax purposes as held and derived directly by holders of interests in the entity, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Company Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

                (C) In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

                        (i) the preparation by the Trust of an Offering Circular, including any supplements or amendments thereto, and the taking of any action necessary or desirable to sell the Initial Preferred Securities in a transaction or a series of transactions exempt from the registration requirements of the Securities Act;

                        (ii) the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on the appropriate form in relation to the Exchange Preferred Securities, as contemplated by the Registration Rights Agreement, including any amendments thereto;

                        (iii) the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and the taking of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advice to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the sale of the Preferred Securities;

                        (iv) the negotiation of the terms of, and the execution and delivery of, the Purchase Agreement providing for the sale of the Initial Preferred Securities and such other agreements as may be necessary or desirable in connection with the consummation thereof; and

                        (v) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

                (D) Notwithstanding anything herein to the contrary, the Company Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, or taxed as a corporation for United States Federal or German income tax purposes or for purposes of any income tax imposed by the jurisdiction of formation of the Issuer and so that the Notes will be treated as indebtedness of the Issuer and the Sponsor for United States Federal or German income tax purposes and for purposes of any income tax imposed by the jurisdiction of formation of the Issuer. In this connection, the Sponsor and the Company Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration, that each of the Sponsor and the Company Trustees determines in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of Preferred Securities.

                .8 Assets of Trust.

                The assets of the Trust shall consist of the Trust Property.

                .9 Title to Trust Property.

                Legal title to all Trust Property shall be vested at all times in the Preferred Trustee (in its capacity as such) and shall be held and administered by the Preferred Trustee for the benefit of the Trust and the Securityholders in accordance with this Declaration.

                                   ARTICLE III
                                 PAYMENT ACCOUNT

                .1 Payment Account.

                (A) On or prior to the Closing Date, the Preferred Trustee shall establish the Payment Account. The Preferred Trustee and any agent of the Preferred Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making withdrawals from the Payment Account in accordance with this Declaration. All monies and other property deposited or held from time to time in the Payment Account shall be held by or on behalf of the Preferred Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

                (B) The Preferred Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Notes. Amounts held in the Payment Account shall not be invested by the Preferred Trustee pending distribution thereof.

                                   ARTICLE IV
                            DISTRIBUTIONS; REDEMPTION

                .1 Distributions.

                (A) Distributions on the Trust Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accrue from the date of issuance of the Preferred Securities, and shall be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on September 15, 2001. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Distribution shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date (each date on which distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

                (B) The Trust Securities represent undivided beneficial interests in the Trust Property. Distributions on the Trust Securities shall be payable at a rate of 7.375% per annum of the Liquidation Amount of the Trust Securities. Distributions in arrears for more than one quarter (and interest thereon) will accrue interest (compounded quarterly) at the same rate. The amount of Distributions payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. The amount of Distributions payable for any period shall include the Additional Payments and the Additional Amounts, if any, for such period.

                (C) Distributions on the Trust Securities shall be made by or on behalf of the Preferred Trustee through the Paying Agent from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then legally available in the Payment Account for the payment of such Distributions.

                (D) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities at the close of business on the relevant record date, which shall be 15 days prior to such Distribution Date.

                .2 Redemption.

                (A) On each Note Redemption Date and on the stated maturity of the Notes, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price. The Trust Securities shall not be redeemed unless all accrued and unpaid Distributions have been paid on all Trust Securities for all quarterly distribution periods terminating on or prior to the Redemption Date.

                (B) Notice of redemption shall be given by the Preferred Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall be irrevocable and shall state:

                        (i) the Redemption Date;

                        (ii) the Redemption Price;

                        (iii) the ISIN number and the Common Code;

                        (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed; and

                        (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that distributions thereon will cease to accrue on and after said date; and

                        (vi) the place or places where the Trust Securities are to be surrendered for the payment of the Redemption Price.

                (C) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Notes. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then legally available in the Payment Account for the payment of such Redemption Price.

                (D) If the Preferred Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 10:00 a.m., London Time, on the Redemption Date, subject to Section 4.2(c), the Preferred Trustee will, so long as the Preferred Securities are in book-entry-only form, irrevocably deposit with the Paying Agent for such Preferred Securities, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give such Paying Agent (if other than the Preferred Trustee) irrevocable instructions and authority to pay the Redemption Price to the holders thereof. If the Preferred Securities are no longer in book-entry-only form, the Preferred Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price and any Distribution payable on or prior to the Redemption Date, but without interest, and such Securities will cease to be Outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Sponsor pursuant to the Trust Guarantee,

Distributions on such Trust Securities will continue to accrue, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price (other than for purposes of calculating any premium).

                (E) Payment of the Redemption Price on the Trust Securities shall be made to the record holders thereof as they appear on the Securities Register for the Trust Securities at the close of business on the relevant record date, which shall be 15 days prior to the relevant Redemption Date. In the event that any date on which payment of the Redemption Price on the Preferred Securities is not a Business Day, payment of the Redemption Price on such date will be made on the next succeeding day which is a Business Day (without any distribution or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                (F) Subject to the foregoing and applicable law (including, without limitation, United States Federal securities laws), the Sponsor or its subsidiaries may at any time and from time to time purchase Outstanding Preferred Securities by tender, in the open market or by private agreement.

                .3 Subordination of Common Securities.

                Payment of Distributions (including Additional Payments and Additional Amounts if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made pro rata among the Common Securities and the Preferred Securities based on the respective Liquidation Amounts of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date a Declaration Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Payments and Additional Amounts, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Payments and Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Preferred Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Payments and Additional Amounts, if applicable) on, or the Redemption Price of, Preferred Securities then due and payable.

                .4 Payment Procedures.

                Payments of Distributions (including Additional Payments and Additional Amounts, if applicable) in respect of the Preferred Securities shall be made in euros by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Paying Agent by wire transfer in immediately available funds, which shall credit the relevant Persons' accounts on the applicable distribution dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Preferred Trustee and the Common Securityholder(s).

                .5 Tax Returns and Reports.

                The Company Trustees shall prepare (or cause to be prepared), at the Sponsor's expense, and file all United States Federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Company Trustees shall (a) prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service Form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the appropriate Internal Revenue Service form required to be provided on such form. The Company Trustees shall provide the Sponsor and the Preferred Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Paying Agent and the Company Trustees shall comply with applicable withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

                .6 Payment of Taxes, Duties, Etc. of the Trust.

                Upon receipt under the Notes of Additional Sums or Additional Amounts and the written direction of the Sponsor, the Preferred Trustee shall promptly pay any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

                .7 Payments under Indenture.

                Any amount payable hereunder to any Holder of Preferred Securities (and any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (and Owner) has directly received pursuant to Section 5.8 of the Indenture.

                .8 Change of Control.

                (A) Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), each Holder shall have the right to require, and the Sponsor will cause, the Trust to repurchase all or any part of such Holder's Trust Securities at a purchase price in cash equal to 101% of the Liquidation Amount thereof plus accrued and unpaid Distributions thereon (including Additional Payments and Additional Amounts, if applicable), if any, to the date of purchase.

                (B) Within 30 days following a Change of Control Triggering Event, the Company Trustees shall mail a notice to each Holder with a copy to the Preferred Trustee stating: (1) that a Change of Control Triggering Event has occurred and that such Holder has the right to require the Trust to purchase all or any part of such Holder's Trust Securities at a purchase price in cash equal to 101% of the Liquidation Amount thereof plus accrued and unpaid Distributions thereon (including Additional Payments and Additional Amounts, if applicable), if any, to the date of purchase; (2) the circumstances and relevant facts regarding such Change of Control Triggering Event (including information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control (as defined in the Indenture)); (3) the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and (4) the instructions determined by the Company Trustees, reasonably acceptable to the Preferred Trustee and consistent with the covenant described hereunder, that a Holder must follow in order to have its Preferred Securities purchased.

                (C) The Trust shall, and the Sponsor shall cause the Trust to, comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Preferred Securities pursuant to this covenant. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this covenant, the Trust shall, and the Sponsor shall cause the Trust to, comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this covenant by virtue thereof.

                (D) Upon the occurrence of a Change of Control Triggering Event, the Preferred Trustee shall exercise its right under the Indenture to require the Issuer to redeem Notes having a principal amount equal to the aggregate Liquidation Amount of Trust Securities to be repurchased pursuant to this
Section 4.8.

                .9 Offer to Repurchase Upon Asset Disposition.

                If the Issuer makes an offer to repurchase Notes in the event of an Asset Disposition (as defined in the Indenture) pursuant to Section 10.13 of the Indenture, then the Sponsor will cause the Trust to offer to repurchase a Like Amount of Preferred Securities, at a purchase price equal to 100% of the Liquidation Amount of the Preferred Securities (without premium), plus accrued and unpaid Distributions thereon to the date of purchase. In the event of any such offer to purchase Notes pursuant to Section 10.13 of the Indenture, the parties hereto agree to follow procedures to offer to purchase such Like Amount of Preferred Securities on terms substantially similar to the procedures set forth in Section 4.8 with respect to a Change of Control offer (including compliance, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act).


                                    ARTICLE V
                          Trust Securities Certificates

                .1 Initial Ownership.

                Upon the formation of the Trust and the contribution by the Sponsor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Sponsor shall be the sole beneficial owner of the Trust.

                .2 The Trust Securities Certificates.

                (A) The Preferred Securities Certificates shall be issued in minimum denominations of Euro 1,000 Liquidation Amount and integral multiples of Euro 1,000 in excess thereof, and the Common Securities Certificates shall be issued in denominations of Euro 1,000 Liquidation Amount and integral multiples thereof. The Initial Preferred Securities may only be issued and transferred with minimum liquidation amounts of Euro 100,000 or more. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Company Trustee (and, in the case of Preferred Securities Certificates, shall be authenticated by the Preferred Trustee by manually executing a certificate of authentication substantially in the form appearing in Exhibit E hereto). Trust Securities Certificates bearing the manual or facsimile signatures, as the case may be, of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Declaration, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Sections 5.4, 5.11 and 5.13.

                Prior to the issuance of any Exchange Preferred Securities, the Sponsor shall deliver to the Preferred Trustee an Opinion of Counsel substantially to the effect that: (i) the Exchange Preferred Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Declaration and delivered in exchange for the Initial Preferred Securities in accordance with the Declaration and the Exchange Offer, will be entitled to the benefits of the Declaration and will be legally valid and binding obligations of the Trust, enforceable in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and (ii) when the Exchange Preferred Securities are executed and authenticated in accordance with the provisions of the Declaration and delivered in exchange for the Initial Preferred Securities in accordance with the Declaration and the Exchange Offer, the Exchange Guarantee Agreement relating thereto will be the legally valid and binding obligation of the Sponsor, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general equity principles.

                (B) Pending the preparation of definitive Trust Securities Certificates, at least one Company Trustee, on behalf of the Trust may execute, (and, in the case of Preferred Securities the Preferred Trustee shall authenticate by manually executing a certificate of authentication substantially in the form appearing in Exhibit E) and deliver, temporary Trust Securities Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Trust Securities Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Trust Securities Certificates and Guaranties, as the case may be, may determine, as evidenced by their execution of such Trust Securities Certificates and Guaranties, as the case may be.

                If temporary Trust Securities Certificates are issued, the Company Trustees will cause definitive Trust Securities Certificates (which may be printed, lithographed, typewritten, mimeographed or otherwise produced) to be prepared without unreasonable delay. After the preparation of definitive Trust Securities Certificates, the temporary Trust Securities Certificates shall be exchangeable for definitive Trust Securities Certificates upon surrender of the temporary Trust Securities Certificates at the office or agency of the Company Trustees designated for that purpose without charge to the Securityholder. Upon surrender for cancellation of any one or more temporary Trust Securities Certificates, at least one Company Trustee, on behalf of the Trust shall execute (and, in the case of Preferred securities the Preferred Trustee shall authenticate by manually executing a certificate of authentication substantially in the form appearing in Exhibit E) and deliver in exchange therefore a like liquidation amount of definitive Trust Securities Certificates of authorized denominations having the same terms and like tenor. Until so exchanged, the temporary Trust Securities Certificates shall in all respects be entitled to the same benefits under this Declaration as definitive Trust Securities Certificates.

                .3 Execution and Delivery of Trust Securities Certificates.

                On the Closing Date, the Company Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5 and as contemplated by Section 5.11, to be executed on behalf of the Trust and delivered to or upon the written order of the Sponsor, signed by any member of the Managing Board or without further corporate action by the Sponsor, in authorized denominations; and, in the case of Preferred Securities, the Preferred Trustee shall cause such Preferred Securities Certificates to be authenticated and delivered to or upon the written order of the Sponsor in authorized denominations.

                .4 Registration of Transfer and Exchange of Preferred Securities Certificates.

                (A) The Sponsor shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8, a register or registers for the purpose of registering Trust Securities Certificates and transfers and exchanges of Preferred Securities Certificates (the "Securities Register") in which the registrar designated by the Sponsor (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Sponsor has appointed on the date hereof Deutsche Bank AG London as the initial Securities Registrar.

                (B) Subject to Sections 5.11, 5.13 and 5.4(D) hereof, upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.8, the Company Trustees or any one of them shall execute and deliver to the Preferred Trustee, and the Preferred Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of authentication by such Preferred Trustee and bearing such restrictive legends as may be required by this Declaration, provided that Initial Preferred Securities may only be transferred with minimum liquidation amounts of Euro 100,000 or more.

                The Securities Registrar shall not be required to register the transfer of any Preferred Securities that have been called for redemption. At the option of a Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount, bearing such restrictive legends as may be required by this Declaration and bearing a certificate number not contemporaneously Outstanding, upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to
Section 5.8. Whenever any Preferred Securities Certificates are so surrendered for exchange, the Company Trustees or any one of them shall execute and deliver to the Preferred Trustee, and the Preferred Trustee shall authenticate and deliver, the Preferred Securities Certificates that the Holder making the exchange is entitled to receive.

                (C) All Preferred Securities issued upon any registration of transfer or exchange of Preferred Securities shall evidence the same interest in the assets of the Trust, and be entitled to the same benefits under this Declaration, as the Preferred Securities surrendered upon such registration of transfer or exchange.

                (D) The following transfer restrictions shall apply to the transfer of Initial Preferred Securities:

                        (i) Transfer of beneficial interests in a Restricted Book-Entry Preferred Securities Certificate to a Regulation S Book-Entry Preferred Securities Certificate. A beneficial interest in a Restricted Book-Entry Preferred Securities Certificate may be exchanged for a beneficial interest in a Regulation S Book-Entry Preferred Securities Certificate only in connection with a pending transfer of such interest that complies with Regulation S or Rule 144A under the Securities Act and only if a written instrument of transfer duly executed by the Holder thereof or his attorney and substantially in the form of Exhibit F-1 is first delivered to the Securities Registrar by or on behalf of the Person who is the beneficial owner of such interest immediately prior to such transfer.

                        (ii) Transfer of beneficial interests in a Regulation S Book-Entry Preferred Securities Certificate to a Restricted Book-Entry Preferred Securities Certificate. A beneficial interest in a Regulation S Book-Entry Preferred Securities Certificate may be exchanged for a beneficial interest in a Restricted Book-Entry Preferred Securities Certificate only in connection with a pending transfer of such interest that complies with Rule 144A under the Securities Act and only if a written instrument of transfer duly executed by the Holder thereof or his attorney and substantially in the form of Exhibit F-2 and, if the Sponsor, so requests, evidence reasonably satisfactory to them (which shall include an opinion of counsel to the Holder) as to the compliance with the restrictions set forth in the legend set forth in Section 5.4(G)(i), is first delivered to the Securities Registrar by or on behalf of the Person who is the beneficial owner of such interest immediately prior to such transfer.

                        (iii) Transfer of beneficial interests in a Temporary Regulation S Book-Entry Preferred Securities Certificate to a Permanent Regulation S Book-Entry Preferred Securities Certificate. A beneficial interest in a Temporary Regulation S Book-Entry Preferred Securities Certificate may be exchanged for a beneficial interest in a Permanent Regulation S Book-Entry Preferred Securities Certificate only if (a) the Distribution Compliance Period has ended and (b) a written certification substantially in the form of Exhibit F-3 has been delivered to the Securities Registrar by or on behalf of the Person who is the beneficial owner of such interest immediately prior to such exchange. Notwithstanding any provision of this Declaration, no amount shall be paid hereunder (or under the Trust Securities and the Notes) in respect of the Temporary Regulation S Book-Entry Preferred Securities Certificate or any portion thereof; rather the Paying Agent shall hold any such amount that becomes payable pending exchange of such security (or portion) for the Permanent Regulation S Book-Entry Preferred Securities

        Certificate (or a portion thereof) and upon such exchange shall promptly pay such amount to the Holder of such Permanent Regulation S Book-Entry Preferred Securities Certificate. No such suspension of payment shall result in a default under the Book-Entry Preferred Securities Certificates, if the suspended payment is made promptly upon such exchange.

                (E) Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer substantially in the form appearing in Exhibit E (under the heading "Assignment"), duly executed by the Holder or his attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by a Company Trustee in accordance with such Person's customary practice.

                No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

                (F) The Preferred Trustee and Securities Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Trust Securities Certificate other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                (G) Legends.

                        (iv) Each Initial Preferred Securities Certificate (and
                all Initial Preferred Securities Certificates issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form or in such other form as may be required by the Clearing Agencies or the Common Depositary to appear on the Initial Preferred Securities Certificate issued to the Common Depositary.

THIS PREFERRED SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE SECOND SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT IS ACQUIRING THIS PREFERRED SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS PREFERRED SECURITY EXCEPT (A) TO THE TRUST OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING

THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE TRUST) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS PREFERRED SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.

UNTIL THE PREFERRED SECURITIES ARE REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, PREFERRED SECURITIES MAY ONLY BE TRANSFERRED IN MINIMUM BLOCKS OF Euro 100,000 AGGREGATE LIQUIDATION AMOUNT.

                        (ii) Every Initial Preferred Securities Certificate
                representing a Temporary Regulation S Book-Entry Preferred Securities Certificate shall bear a legend substantially to the following effect (with such changes as may be determined by the Sponsor, based upon advice of independent U.S. counsel).

THIS PREFERRED CERTIFICATE IS A TEMPORARY REGULATION S CERTIFICATE WITHIN THE MEANING OF THE DECLARATION REFERRED TO HEREIN, AND NO PAYMENTS WILL BE MADE IN RESPECT OF ANY PORTION HEREOF UNLESS AND UNTIL SUCH PORTION HAS BEEN EXCHANGED FOR A PORTION OF A PERMANENT REGULATION S CERTIFICATE, UPON CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP AFTER THE DISTRIBUTION COMPLIANCE PERIOD AS PROVIDED IN THE DECLARATION.

                        (iii) The Exchange Preferred Securities Certificates
                upon their issuance pursuant to the Exchange Offer shall not bear the legends set forth under (i) and (ii) above.

                        (iv) As long as the Preferred Securities are represented
                by Book-Entry Preferred Securities Certificates deposited with the Common Depositary, such Book-Entry Preferred Securities Certificates shall bear a legend substantially to the following effect:

UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DEUTSCHE BANK AG LONDON AS THE COMMON DEPOSITARY FOR MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BRUSSELS OFFICE, OPERATOR OF THE EUROCLEAR SYSTEM AND CLEARSTREAM BANKING, SOCIETE ANONYME (THE "COMMON DEPOSITARY"), TO FRESENIUS MEDICAL CARE CAPITAL TRUST V OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF BT GLOBENET NOMINEES LIMITED, OR IN SUCH OTHER NOMINEE NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND

ANY PAYMENT IS MADE TO BT GLOBENET NOMINEES LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, BT GLOBENET NOMINEES LIMITED HAS AN INTEREST HEREIN.

TRANSFERS OF THIS PREFERRED SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE COMMON DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS PREFERRED SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE AMENDED AND RESTATED DECLARATION OF TRUST REFERRED TO ON THE REVERSE HEREOF.

                .5 Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.

                If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Company Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Company Trustees, or any one of them, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Company Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

                .6 Persons Deemed Securityholders.

                The Trustees, the Paying Agent or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and none of the Trustees, the Paying Agent or the Securities Registrar shall be bound by any notice to the contrary.

                .7 Access to List of Securityholders' Names and Addresses.

                Each Holder of a Trust Securities Certificate, and each Owner shall be deemed to have agreed not to hold the Sponsor, the Preferred Trustee, the Delaware Trustee or the Company Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                .8 Maintenance of Office or Agency.

                The Company Trustees shall maintain an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Company Trustees initially designate Deutsche Bank AG London, Winchester House, 1 Great Winchester Street, London EC2N 2DB Attention: Client Services, Corporate Trust and Agency Services, as its principal corporate trust office for such purposes; the Securities Registrar will use the services of Banque Generale du Luxembourg, 50 Avenue J.F. Kennedy, L-2951 Luxembourg to perform its functions under this Section 5.8. The Company Trustees shall give prompt written notice to the Sponsor, the Preferred Trustee and the Securityholders of any change in the location of the Securities Register or any such office or agency.

                .9 Appointment of Paying Agent.

                (A) The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Preferred Trustee (if the Preferred Trustee is not then serving as the Paying Agent) and the Company Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making Distributions. The Company Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Declaration in any material respect. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Company Trustees and the Preferred Trustee (if the Preferred Trustee is not then serving as the Paying Agent). In the event that the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Company Trustees shall appoint a successor that is acceptable to the Preferred Trustee and the Sponsor to act as Paying Agent (which shall be a bank or trust company). The Company Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Company Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Preferred Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Preferred Trustee. The provisions of Sections 8.1, 8.3 and 8.6 herein shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and to any other paying agent appointed hereunder. Any reference in this Declaration to the Paying Agent shall include any co-paying agent unless the context requires otherwise. If the Paying Agent shall be retained as paying agent for the payment of Liquidated Damages by the Sponsor or its Affiliates, funds received by the Paying Agent for the purpose of paying any such Liquidated Damages shall not constitute Trust Property and shall not be commingled with funds or other assets of the Trust. The Paying Agent shall initially be the Bank, and any co-paying agent chosen by the Bank and the Trust, and acceptable to the Company Trustees and the Sponsor. The Bank and the Trust have appointed on the date hereof Deutsche Bank AG London as a co-Paying Agent, and sole Paying Agent with respect to payments in euros, and the Trustees and the Sponsor have acknowledged such appointment by executing this Declaration.

                (B) If any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive is introduced, the Company Trustees shall ensure that the Trust maintains a Paying Agent in a member state of the European Union that will not be obliged to withhold or deduct for or on account of tax pursuant to any such Directive or law.

                .10 Ownership of Common Securities by Sponsor.

                On the Closing Date, the Sponsor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer in connection with a consolidation or merger of the Sponsor into another corporation, or any conveyance, transfer or lease by the Sponsor of its properties and assets substantially as an entirety to any Person, pursuant to Article VIII of the Indenture, any attempted transfer of the Common Securities shall be void. The Company Trustees shall cause each Common Securities Certificate issued to the Sponsor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN SECTION 5.10 OF THE DECLARATION".

                .11 Book-Entry Preferred Securities Certificates; Common Securities Certificate.

                (A) Upon their original issuance, Preferred Securities Certificates shall be issued in the form of one or more Book-Entry Preferred Securities Certificates registered in the name of the Nominee for the Common Depositary and deposited with the Common Depositary for the initial Clearing Agencies for credit by the initial Clearing Agencies to the respective accounts of the Owners thereof (or such other accounts as they may direct) in accordance with the initial Clearing Agencies' applicable rules and procedures.

                (B) Initial Preferred Securities offered and sold to QIBs shall be issued in the form of one or more permanent global Preferred Securities Certificates, in substantially the form appearing in Exhibit E-1 (a "Restricted Book-Entry Preferred Securities Certificate"). Initial Preferred Securities offered and sold in reliance on Regulation S shall be issued in the form of one or more global Preferred Securities Certificates in temporary form (collectively, a "Temporary Regulation S Book-Entry Preferred Securities Certificate"), which shall be exchangeable in whole or in part for one or more Preferred Securities Certificates in permanent form (a "Permanent Regulation S Book-Entry Preferred Securities Certificate" and, together with the Temporary Regulation S Book-Entry Preferred Securities Certificate for which it is exchangeable, the "Regulation S Book-Entry Preferred Securities Certificates" and together with the Restricted Book-Entry Preferred Securities Certificate, the "Book-Entry Preferred Securities Certificates"), in accordance with Section 5.4(D) and 5.4(G). The number of Preferred Securities Certificates represented by the Book-Entry Preferred Securities Certificates may from time to time be increased or decreased by adjustments made on the records of the Securities Registrar and the Clearing Agency or their nominees as herein provided.

                (C) Each Book-Entry Preferred Securities Certificate shall constitute a single Preferred Securities Certificate for all purposes of this Declaration. No Owner will receive a Definitive Preferred Securities Certificate representing such Owner's interest in such Preferred

Securities, except as provided in Section 5.13. unless and until Definitive Preferred Securities Certificates have been issued to Owners pursuant to Section 5.13:

                        (ii) the provisions of this Section 5.11(C) shall be in full force and effect;

                        (iii) the Securities Registrar and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration relating to the Book-Entry Preferred Securities Certificates (including the giving of instructions or directions to Owners of Book-Entry Preferred Securities Certificates but excluding the payment of the Liquidation Amount of and Distributions on the Book-Entry Preferred Securities Certificates) as the sole Holder of Book-Entry Preferred Securities Certificates and shall have no obligations to the Owners thereof;

                        (iv) to the extent that the provisions of this Section
        5.11 conflict with any other provisions of this Declaration, the provisions of this Section 5.11 shall control; and

                        (v) the rights of the Owners of the Book-Entry Preferred Securities Certificates shall be exercised only through the Clearing Agencies and shall be limited to those established by law and agreements between such Owners and the Clearing Agencies and/or the Clearing Agency Participants. Unless and until Definitive Preferred Securities Certificates are issued pursuant to Section 5.13, the initial Clearing Agencies will make book-entry transfers among the Clearing Agency Participants in accordance with their respective procedures.

                (D) Preferred Securities Certificates in respect of Initial Preferred Securities and the Preferred Trustee's certificate of authentication shall be in substantially in the form of Exhibit E-1 hereto, which is hereby incorporated in and expressly made a part of this Declaration. Any Preferred Securities Certificates in respect of Exchange Preferred Securities and the Preferred Trustee's certificate of authentication shall be substantially in the form of Exhibit E-2 hereto, which is incorporated in and expressly made a part of this Declaration. The Preferred Securities Certificates may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage. Each Preferred Security Certificate shall be dated the date of its authentication.

                (E) A single Common Securities Certificate representing the Common Securities shall be issued to the Sponsor in the form of a definitive Common Securities Certificate.

                .12 Notices to Clearing Agency.

                To the extent that a notice or other communication to the Owners is required under this Declaration, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Preferred Trustee and the Company Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agencies and the Paying Agent (if other than the Preferred Trustee), and shall have no obligations to the Owners.

                .13 Definitive Preferred Securities Certificates.

                Notwithstanding any other provision in this Declaration, no Book-Entry Preferred Securities Certificate may be exchanged in whole or in part for Preferred Securities Certificates registered, and no transfer of a Book-Entry Preferred Securities Certificate in whole or in part may be registered, in the name of any Person other than the Common Depositary for such Book-Entry Preferred Securities Certificates or a nominee thereof unless (a) the Clearing Agencies advise the Trust in writing that the Clearing Agencies are no longer willing or able to properly discharge their responsibilities with respect to the Book-Entry Preferred Securities Certificates or the Clearing Agencies cease to be registered under the Exchange Act at a time when they are required to be so registered to act as such clearing agents, and a qualified successor shall not have been appointed by the Trust within 90 days, (b) the Sponsor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Clearing Agencies or (c) after the occurrence of a Declaration Event of Default, Owners of Book-Entry Preferred Securities Certificates representing beneficial interests aggregating at least a majority of the Liquidation Amount advise the Company Trustees in writing that the continuation of a book-entry system through the Clearing Agencies is no longer in the best interest of the Owners of Book-Entry Preferred Securities Certificates, then the Company Trustees shall notify the Clearing Agencies and the Clearing Agencies shall notify all Owners of Book-Entry Preferred Securities Certificates and the other Trustees of the occurrence of any such event and of the availability of the Definitive Preferred Securities Certificates to Owners of such class or classes, as applicable, requesting the same by delivery of a certificate in substantially the form of Exhibit G-1 (in the case of Initial Preferred Securities) or Exhibit G-2 (in the case of Exchange Preferred Securities). Upon surrender to the Company Trustees of the typewritten Preferred Securities Certificate or Certificates representing the Book-Entry Preferred Securities Certificates by the Clearing Agencies, accompanied by registration instructions, the Company Trustees, or any one of them, shall execute the Definitive Preferred Securities Certificates in accordance with the instructions of the Clearing Agencies. If any of the events described in (a) or (b) occur with respect to one of the Clearing Agencies, the book-entry system shall continue through the remaining Clearing Agency, and no Definitive Preferred Securities Certificates shall be issued. Neither the Securities Registrar nor the Trustees shall be liable for any delay in delivery of such instructions, and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Preferred Securities Certificates, the Trustees shall recognize the Holders of the Definitive Preferred Securities Certificates as Securityholders. The Definitive Preferred Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Company Trustees, as evidenced by the execution thereof by the Company Trustees or any one of them.

                .14 Rights of Securityholders; Waivers of Past Defaults.

                (A) The legal title to the Trust Property is vested exclusively in the Preferred Trustee (in its capacity as such) in accordance with Section 2.9, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein, in this Declaration and in the Delaware Business Trust Act. The Trust Securities shall have no preemptive or similar rights and when issued and delivered to Securityholders against payment of the purchase price therefor will be fully paid and nonassessable by the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware without giving effect to principles of conflict of laws.

                (B) For so long as any Preferred Securities remain Outstanding, if, upon a Declaration Event of Default, the Indenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Notes fail to declare the principal of all of the Notes to be immediately due and payable, the Preferred Trustee may exercise such right, subject to the provisions below, by a notice in writing to the Issuer, the Sponsor and the Indenture Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Notes shall become immediately due and payable, provided, that the payment of principal and interest on such Notes shall remain subordinated to the extent provided in the Indenture.

                At any time after such a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as in the Indenture provided, the Holders of a majority in Liquidation Amount of the Preferred Securities, by written notice to the Preferred Trustee, the Issuer, the Sponsor and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                        (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                        (A) all overdue installments of interest (including any Additional Sums) on all of the Notes;

                        (B) the principal of (and premium, if any, on) any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes;

                        (C) all sums paid or advanced by the Indenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, the Preferred Trustee and the Delaware Trustee, their agents and counsel; and

                        (ii) any Note Event of Default, other than the non-payment of the principal of the Notes which has become due solely by such acceleration, has been cured or waived as provided in Section 5.13 of the Indenture.

                In the case of any Declaration Event of Default, the Holder of Common Securities will be deemed to have waived any right to act with respect to any such Declaration Event of Default under this Declaration until the effect of all such Declaration Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until any such Declaration Event of Default with respect to the Preferred Securities has been so cured, waived or otherwise eliminated, the Preferred Trustee shall act solely on behalf of the Holders of Preferred Securities and not the Holder of the Common Securities, and only the Holders of Preferred Securities will have the right to direct the Preferred Trustee to act on their behalf.

                The holders of a majority in aggregate Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Indenture Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Note. No such rescission shall affect any subsequent default or impair any right consequent thereon. The Preferred Trustee shall not, as the initial holder of the Notes, for so long as it holds such Notes waive any Note Event of Default without the consent of Holders of a majority in aggregate Liquidation Amount of Preferred Securities then Outstanding.

                A waiver of a Note Event of Default will constitute a waiver of the corresponding Declaration Event of Default.

                Upon receipt by the Preferred Trustee of written notice declaring such rescission and annulment by Holders of Preferred Securities all or part of which is represented by Book-Entry Preferred Securities Certificates, a record date shall be established for determining Holders of Outstanding Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Preferred Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of rescission and annulment shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of rescission and annulment shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of rescission and annulment that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.14(b).

                (C) For so long as any Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Declaration and the Indenture, if a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Issuer to pay interest on or principal of the Notes on the date such interest or principal is otherwise payable (or in the case of redemption, the redemption date), then the Holders of at least 25% in Liquidation Amount of the Preferred Securities shall have the right to appoint a trustee (the "Special Trustee") to act on behalf of all Holders of Preferred Securities. The Special Trustee so appointed shall represent the Holders of all Outstanding Preferred Securities unless Holders of at least a majority in Liquidation Amount of the Outstanding Preferred Securities appoint an alternative Special Trustee, in which case the Special Trustee appointed in accordance with the preceding sentence shall resign as Special Trustee. At no time can there be more than one Special Trustee acting on behalf of the Holders of Preferred Securities. The Special Trustee shall have the right to directly institute a proceeding against the Issuer or the Guarantors (a "Trustee Action") for enforcement of payment to Holders of Preferred Securities of the principal of or interest on the Notes having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holders. In connection with any such Trustee Action, the rights of the Holder of the

Common Securities will be subrogated to the rights of any Holder of Preferred Securities to the extent of any payment made by the Issuer or the Guarantors to such Holder of Preferred Securities as a result of such Trustee Action. Except as set forth in Section 5.14(b) and (c), the Holders of Preferred Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Notes; provided, however, that if the Preferred Trustee or the Special Trustee do not enforce such payment obligations, a Holder of Preferred Securities will have the right, to the fullest extent permitted by law, to bring an action on behalf of the Trust to enforce the Trust's rights under the Notes and the Indenture.

                                   ARTICLE VI
                    ACTS OF SECURITYHOLDERS; MEETINGS; VOTING


                .1 Limitations on Voting Rights.

                (A) Except as provided in this Section, in Sections 5.14, 8.10 and 10.2 and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

                (B) Subject to the requirement of the Preferred Trustee obtaining an Opinion of Counsel in certain circumstances set forth in the last sentence of this paragraph, Holders of a majority in Liquidation Amount of all Outstanding Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Preferred Trustee (or Special Trustee, if appointed), or direct the exercise of any trust or power conferred upon the Preferred Trustee under the Declaration including the right to direct the Preferred Trustee, as holder of the Notes, to (i) exercise the remedies available under the Indenture with respect to the Notes or the Guaranties, (ii) waive any past Event of Default that is waiveable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Notes shall be due and payable or (iv) consent to any amendment, modification, or termination of the Indenture or the Notes where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of the holders of more than a majority of the aggregate principal amount of Notes affected thereby, only Holders of the percentage of the Liquidation Amount of all Outstanding Preferred Securities which is at least equal to the percentage required under the Indenture may direct the Preferred Trustee to give such consent or take such action; provided, further, that the Indenture cannot be amended in any way which would cause the Trust to fail or cease to be classified for purposes of United States Federal income taxation as other than a grantor trust or other entity which is not subject to United States Federal income tax at the entity level and the assets and income of which are treated for United States Federal income tax purposes as held and derived directly by holders of interests in the entity. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except by a subsequent vote of the Holders of Preferred Securities. If the Preferred Trustee or the Special Trustee fails to enforce its rights under the Notes to receive interest or principal on the Notes on the date such interest or principal is otherwise payable (or in the case of redemption, the redemption date), a Holder of Preferred Securities may, to the fullest extent permitted by law, institute a legal proceeding on behalf of the Trust against the Issuer or the Guarantors to enforce the Trust's rights under the Notes or the Guaranties without first instituting any legal proceeding against the Preferred Trustee or any other person or entity. Holders of Preferred Securities shall not be able to exercise directly any other remedies available to the holders of the Notes unless the Preferred Trustee or the Indenture Trustee, acting for the benefit of the Preferred Trustee, fail to do so. In such event, Holders of at least 25% in Liquidation Amount of all Outstanding Preferred Securities shall have a right to institute such proceedings. The Preferred Trustee shall notify all Holders of Preferred Securities of any notice of default received from the Indenture Trustee with respect to the Notes. Such notice shall state that such Event of Default also constitutes a Declaration Event of Default. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Preferred Trustee shall not take any of the actions described in clause (i), (ii) or (iii) above unless the Preferred Trustee has obtained an Opinion of Counsel rendered by a law firm having a nationally recognized tax and securities practice to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States Federal income tax purposes or another entity which is not subject to United States Federal income tax at the entity level and the assets and income of which are treated for United States Federal income tax purposes as held and derived directly by holders of interests in the entity.

                (C) In the event the consent of the Preferred Trustee, as the holder of the Notes, is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Preferred Trustee shall request the direction of the Holders of Preferred Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a majority in Liquidation Amount of all Outstanding Preferred Securities; provided, however, that, where a consent under the Indenture would require the consent of the holders of more than a majority of the aggregate principal amount of the Notes, the Preferred Trustee may only give such consent at the direction of the Holders of at least the same proportion in Liquidation Amount of all Outstanding Preferred Securities; provided, further, that the Indenture cannot be amended in any way which would cause the Trust to fail or cease to be classified for purposes of United States Federal income taxation as other than a grantor trust or other entity which is not subject to United States Federal income tax at the entity level and the assets and income of which are treated for United States Federal income tax purposes as held and derived directly by holders of interests in the entity. The Preferred Trustee shall not take any such action in accordance with the directions of the Holders of Preferred Securities unless the Preferred Trustee has obtained an Opinion of Counsel rendered by a law firm having a nationally recognized tax and securities practice to the effect that for the purposes of United States Federal income tax the Trust will not be classified as other than a grantor trust or another entity which is not subject to United States Federal income tax at the entity level and the assets and income of which are treated for United States Federal income tax purposes as held and derived directly by holders of interests in the entity.

                (D) If any proposed amendment to the Declaration pursuant to
Section 10.2 provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Declaration, then the Holders of the Trust Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a majority in Liquidation Amount of the Trust Securities affected thereby; provided, that if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a majority in Liquidation Amount of such class of Trust Securities.

                (E) Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described herein, any of the Preferred Securities that are owned at such time by the Sponsor or any entity directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Sponsor, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not Outstanding.

                (F) Holders of Preferred Securities will have no rights to appoint or remove, or increase or decrease the number of, the Trustees, who may be appointed, removed or replaced, increased or decreased solely by the Sponsor as the indirect or direct Holder of all of the Common Securities. No vote or consent of the Holders of Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or distribute Notes in accordance with the Declaration.

                .2 Notice of Meetings.

                Notice of all meetings at which the Preferred Securityholders are entitled to vote shall be given by the Preferred Trustee pursuant to Section
10.9 to each Preferred Securityholder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. Notice of all matters upon which action by written consent of the Preferred Securityholders is to be taken shall be given by the Preferred Trustee pursuant to Section 10.9 to each Preferred Securityholder of record, at his registered address, contemporaneously with any request for or solicitation of such consents. Each such notice shall include a statement setting forth the following information:
(i) the date, place and purpose of such meeting or the date by which such action is to be taken and the purpose thereof; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

                .3 Meetings of Preferred Securityholders.

                Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities or pursuant to written consent. No annual meeting of Securityholders is required to be held. The Company Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Preferred Securityholders of record of 25% of the Preferred Securities (based upon their Liquidation Amount) and the Company Trustees or the Preferred Trustee may, at any time in their discretion, call a meeting of Preferred Securityholders to vote on any matters as to which Preferred Securityholders are entitled to vote.

                Preferred Securityholders of record of 50% of the Outstanding Preferred Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

                If a quorum is present at a meeting, an affirmative vote by the Preferred Securityholders of record present, in person or by proxy, holding more than a majority of the Preferred Securities (based upon their Liquidation Amount) held by the Preferred Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Declaration requires a greater number of affirmative votes.

                .4 Voting Rights.

                Securityholders shall be entitled to one vote for eachEuro 1,000 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

                .5 Proxies, etc.

                At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided, that no proxy shall be voted at any meeting unless it shall have been placed on file with the Company Trustees, or with such other officer or agent of the Trust as the Company Trustees may direct, for verification prior to the time at which such vote shall be taken. Proxies may be solicited in the name of the Preferred Trustee or one or more officers of the Preferred Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

                .6 Securityholder Action by Written Consent.

                Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding more than a majority of all Outstanding Trust Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Declaration) shall consent to the action in writing. Any such action shall be effective at the time specified in or determined in accordance with the notice distributed pursuant to Section
6.2 hereof.

                .7 Record Date for Voting and Other Purposes.

                For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Declaration, or for the purpose of any other action, the Company Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of a distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

                .8 Acts of Securityholders.

                Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to a Company Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

                The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

                The ownership of Preferred Securities shall be proved by the Securities Register.

                Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

                Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such liquidation amount.

                If any dispute shall arise between the Securityholders and the Company Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Preferred Trustee shall be conclusive with respect to such matter.

                A Securityholder may institute a legal proceeding directly against the Sponsor under the Trust Guarantee to enforce its rights under the Trust Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee Agreement), the Trust or any person or entity.

                .9 Inspection of Records.

                Upon reasonable notice to the Company Trustees and the Preferred Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                  ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

                .1 Representations and Warranties of the Bank, the Preferred Trustee and the Delaware Trustee.

                The Preferred Trustee and the Delaware Trustee, as the case may be, each severally on behalf of and only as to itself, hereby represents and warrants for the benefit of the Sponsor, the Company Trustees and the Securityholders that:

                        (A) the Preferred Trustee is a Massachusetts chartered trust company duly organized, validly existing and in good standing under the laws of such Commonwealth;

                        (B) the Preferred Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration;

                        (C) the Delaware Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States;

                        (D) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Declaration and has taken all necessary action to authorize the execution, delivery and performance by it of this Declaration;

                        (E) this Declaration has been duly authorized, executed and delivered by the Preferred Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of each of the Preferred Trustee and the Delaware Trustee enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                        (F) the execution, delivery and performance of this Declaration by the Preferred Trustee and the Delaware Trustee, respectively, has been duly authorized by all necessary corporate or other action on the part of the Preferred Trustee and the Delaware Trustee, respectively, and does not require any approval of stockholders, of the Preferred Trustee or the Delaware Trustee and such execution, delivery and performance will not (i) violate the Charter or By-laws of the Preferred Trustee or the Delaware Trustee, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Preferred Trustee or the Delaware Trustee is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the Commonwealth of Massachusetts, or the United States, as the case may be, governing the banking, trust or general powers of the Preferred Trustee or the banking, trust or general powers of the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Preferred Trustee or the Delaware Trustee;

                        (G) neither the authorization, execution or delivery by the Preferred Trustee or the Delaware Trustee of this Declaration nor the consummation of any of the transactions by the Preferred Trustee or the Delaware Trustee (as appropriate in context) contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to (i) any governmental authority or agency under any existing Federal or State law governing the banking, trust or general powers of the Preferred Trustee (ii) with respect to any governmental authority or agency under any existing Federal or Delaware law governing the banking or trust powers of the Delaware Trustee (in each case, other than (a) the qualification of this Declaration, the Indenture and the Trust Guarantee under the Trust Indenture Act upon issuance of Exchange Preferred Securities hereunder, and (b) the filing of the Certificate of Trust as required under the Delaware Business Trust Act); and

                        (H) there are no proceedings pending or, to the best of each of the Preferred Trustee's and the Delaware Trustee's knowledge, threatened against or affecting the Preferred Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Preferred Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Declaration.

                .2 Representations and Warranties of Sponsor.

                The Sponsor hereby represents and warrants for the benefit of the Securityholders that:

                        (A) the Trust Securities Certificates issued on the Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Declaration and the Securityholders will be, as of each such date, entitled to the benefits of this Declaration;

                        (B) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Preferred Trustee or the Delaware Trustee, as the case may be, of this Declaration; and

                        (C) to its knowledge, since the date of the creation of the Trust through the date hereof, no Trust Securities have been issued and the Trust has not conducted any business nor incurred any liabilities and the Trust has not been caused to conduct any business nor to incur any liabilities.

                                  ARTICLE VIII
                                  THE TRUSTEES

                .1 Certain Duties and Responsibilities.

                (A) The duties and responsibilities of the Trustees shall be as provided by this Declaration and, in the case of the Preferred Trustee, subject to Section 10.11(a) hereof, the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Declaration shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 8.1. Nothing in this Declaration shall be construed to release the Preferred Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct. The Delaware Trustee shall have no personal liability under this Declaration except to the Trust, the Sponsor and the Holders for its gross negligence or willful misconduct. To the extent that, at law or in equity, a Company Trustee or the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Company Trustee or the Delaware Trustee shall not be liable to the Trust or to any Securityholder for such Trustee's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Company Trustees and the Delaware Trustee otherwise existing at law or in equity, are agreed by the Sponsor and the Securityholders to replace such other duties and liabilities of the Company Trustees and the Delaware Trustee.

                (B) All payments made by the Preferred Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Preferred Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Preferred Trustee, in the Trust Indenture Act.

                (C) Subject to Section 5.14 hereof, if a Declaration Event of Default has occurred and is continuing, the Preferred Trustee shall enforce this Declaration for the benefit of the Holders. The Preferred Trustee, before the occurrence of any Declaration Event of

Default and after the curing of all Declaration Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration (including pursuant to Section 10.11), and no implied covenants shall be read into this Declaration against the Preferred Trustee. If a Declaration Event of Default has occurred (that has not been cured or waived pursuant to Section 5.14), the Preferred Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                (D) No provision of this Declaration shall be construed to relieve the Preferred Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                        (i) the Preferred Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Preferred Trustee, unless it shall be proved that the Preferred Trustee was negligent in ascertaining the pertinent facts;

                        (ii) the Preferred Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Preferred Trustee, or exercising any trust or power conferred upon the Preferred Trustee under this Declaration;

                        (iii) the Preferred Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Notes and the Payment Account shall be to deal with such Property in a similar manner as the Preferred Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Preferred Trustee under this Declaration and the Trust Indenture Act;

                        (iv) the Preferred Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor; and money held by the Preferred Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Preferred Trustee pursuant to Section 3.1 and except to the extent otherwise required by law; and

                        (v) the Preferred Trustee shall not be responsible for monitoring the compliance by the Company Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Preferred Trustee be liable for the default or misconduct of the Company Trustees or the Sponsor.

                .2 Certain Notices.

                Within five Business Days after the occurrence of any Declaration Event of Default actually known to an officer in the Corporate Trust Administration office of the Preferred Trustee, the Preferred Trustee shall transmit, in the manner and to the extent provided in Section 10.9, notice of such Declaration Event of Default to the Securityholders, the Company Trustees, the Delaware Trustee and the Sponsor, unless such Declaration Event of Default shall have been cured or waived.

                .3 Certain Rights of Preferred Trustee.

                Subject to the provisions of Section 8.1:

                        (A) the Preferred Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                        (B) if (i) in performing its duties under this Declaration the Preferred Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions of this Declaration the Preferred Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or
        (iii) the Preferred Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Preferred Securityholders are entitled to vote under the terms of this Declaration, the Preferred Trustee shall deliver a notice to the Sponsor requesting written instructions of the Sponsor as to the course of action to be taken and the Preferred Trustee shall take such action, or refrain from taking such action, as the Preferred Trustee shall be instructed in writing to take, or to refrain from taking, by the Sponsor; provided, however, that if the Preferred Trustee does not receive such instructions of the Sponsor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than five Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration as it shall deem advisable and in the best interests of the Securityholders, in which event the Preferred Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

                        (C) any direction or act of the Sponsor or the Company Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate with respect to the Sponsor and a certificate of any one of the Company Trustees with respect to the Company Trustees;

                        (D) whenever in the administration of this Declaration, the Preferred Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Preferred Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate or certificate from any one of the Company Trustees which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Company Trustees;

                        (E) the Preferred Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or re-registration thereof;

                        (F) the Preferred Trustee may consult with counsel (which counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees) and the written advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees; the Preferred Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                        (G) the Preferred Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Securityholders pursuant to this Declaration, unless such Securityholders shall have offered to the Preferred Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                        (H) the Preferred Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Securityholders;

                        (I) the Preferred Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys, provided, that the Preferred Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

                        (J) whenever in the administration of this Declaration the Preferred Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Preferred Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Preferred Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions;

                        (K) except as otherwise expressly provided by this Declaration, the Preferred Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                        (l) if the Initial Purchasers named in the Purchase Agreement request or if the Clearing Agency requires that the Preferred Securities be identified on the Clearing Agency records by reference to the liquidation amount or in increments of the liquidation value of the Preferred Securities, the Preferred Trustee is authorized to take any actions necessary to comply with such request or requirement.

                No provision of this Declaration shall be deemed to impose any duty or obligation on the Preferred Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Preferred Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Preferred Trustee shall be construed to be a duty.

                .4 Not Responsible for Recitals or Issuance of Securities.

                The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees (other than the Company Trustees) do not assume any responsibility for their correctness. The Trustees (other than the Company Trustees) shall not be accountable for the use or application by the Sponsor or the Issuer of the proceeds of the Notes.

                .5 May Hold Securities.

                Except as provided in the definition of the term "Outstanding" in Article I, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

                .6 Compensation; Indemnity; Fees.

                The Sponsor agrees:

                        (A) to pay to the Trustees and to any Paying Agent appointed by the Sponsor from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                        (B) except as otherwise expressly provided herein, to reimburse the Trustees and Paying Agent upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees and Paying Agent in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence (or, in the case of the Delaware Trustee, gross negligence) or bad faith;

                        (C) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) each Paying Agent,
        (iii) any Affiliate of any Trustee (other than the Sponsor), (iv) any officer, director, shareholder, employee, representative or agent of any Trustee, and (v) any employee or agent of the Trust or its Affiliates (other than the Sponsor) (referred to herein as an "Indemnified Person"), from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such

        Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of its negligence (or, in the case of the Delaware Trustee and its related Indemnified Persons, gross negligence) or willful misconduct with respect to such acts or omissions; and

                        (D) to the fullest extent permitted by applicable law, to advance expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of (i) a written affirmation by or on behalf of the Indemnified Person of its or his good faith belief that it or he has met the standard of conduct set forth in this Section 8.6 and (ii) an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

                The provisions of this Section 8.6 shall survive the termination of this Declaration and the removal or resignation of any Trustee or Paying Agent.

                No Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6.

                The Sponsor, the Issuer (subject to the Indenture) and any Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Sponsor, nor any Trustee, shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Sponsor or any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                .7 Corporate Preferred Trustee Required; Eligibility of
Trustees.

                (A) There shall at all times be a Preferred Trustee hereunder with respect to the Trust Securities. The Preferred Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Preferred Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                (B) There shall at all times be one or more Company Trustees hereunder with respect to the Trust Securities. Each Company Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

                (C) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

                .8 Conflicting Interests.

                (A) If the Preferred Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Preferred Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration.

                (B) The Guarantee Agreement and the Indenture as well as the Guarantee Agreements, Declarations and Indentures relating to the 9% Trust Preferred Securities due 2006 of Fresenius Medical Care Capital Trust, the
7 7/8% USD Trust Preferred Securities due 2008 of Fresenius Medical Care Capital Trust II, the 7 3/8% DM Trust Preferred Securities due 2008 of Fresenius Medical Care Capital Trust III and the 7 7/8% USD Trust Preferred Securities due 2011 of Fresenius Medical Care Capital Trust IV shall be deemed to be specifically described in this Declaration for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                .9 Co-Trustees and Separate Trustee.

                Unless a Declaration Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Sponsor and the Company Trustees, by agreed action of the majority of such Trustees, shall have power to appoint, and upon the written request of the Company Trustees, the Sponsor shall for such purpose join with the Company Trustees in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Preferred Trustee either to act as co-trustee, jointly with the Preferred Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Sponsor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Declaration Event of Default has occurred and is continuing, the Preferred Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall either be
(i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

                Should any written instrument from the Sponsor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Sponsor.

                Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                        (A) The Trust Securities shall be executed, authenticated and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder, shall be exercised, solely by such Trustees and not by such co-trustee or separate trustee.

                        (B) The rights, powers, duties, and obligations hereby conferred or imposed upon the Preferred Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Preferred Trustee or by the Preferred Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Preferred Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                        (C) The Preferred Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Sponsor and the Issuer, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Declaration Event of Default has occurred and is continuing, the Preferred Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Sponsor. Upon the written request of the Preferred Trustee, the Sponsor and the Issuer shall join with the Preferred Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                        (D) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Preferred Trustee or any other trustee hereunder.

                        (E) The Preferred Trustee shall not be liable by reason of any act or omission of a co-trustee or separate trustee.

                        (F) Any Act of Holders delivered to the Preferred Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

                .10 Resignation and Removal; Appointment of Successor.

                No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

                Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders, the Sponsor, the Issuer and the other Trustees. If the instrument of acceptance by the successor Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

                Unless a Declaration Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by Act of the Common Securityholder(s). If a Declaration Event of Default shall have occurred and be continuing, the Preferred Trustee or the Delaware Trustee, or both of them, may be removed at such time by Act of the Holders of a majority in Liquidation Amount of the Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). A Company Trustee may be removed by the Common Securityholder(s) at any time.

                If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Declaration Event of Default shall have occurred and be continuing, the Common Securityholder(s), by Act of the Common Securityholder(s) delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees, and the retiring Trustee shall comply with the applicable requirements of Section 8.11. If the Preferred Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Preferred Trustee or the Delaware Trustee, as the case may be, at a time when a Declaration Event of Default shall have occurred and be continuing, the Preferred Securityholders, by Act of the Securityholders of a majority in Liquidation Amount of the Preferred Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section 8.11. If a Company Trustee shall resign, be removed or become incapable of acting as Company Trustee, at a time when a Declaration Event of Default shall have occurred and be continuing, the Common Securityholder(s) by Act of the Common Securityholder(s) delivered to the Company Trustee shall promptly appoint a successor Company Trustee or Company Trustees and such successor Company Trustee or Trustees shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed by the Common Securityholder(s) or the Preferred Securityholders and accepted appointment in the manner required by Section 8.11, any Trustee may or any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

                The Preferred Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.9 and shall give notice to the Sponsor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Preferred Trustee.

                Notwithstanding the foregoing or any other provision of this Declaration, in the event any Company Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Sponsor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of remaining Company Trustees if there are at least two of them or (b) otherwise by the Sponsor (with the successor in each case being a Person who satisfies the eligibility requirement for Company Trustees or Delaware Trustee, as the case may be, set forth in Section 8.7).

                .11 Acceptance of Appointment by Successor.

                In case of the appointment hereunder of a successor Trustee such successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Sponsor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and if the Preferred Trustee is the resigning Trustee shall duly assign, transfer and deliver to the successor Trustee all property and money held by such retiring Preferred Trustee hereunder.

                In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which
(a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

                Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

                No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

                .12 Merger, Conversion, Consolidation or Succession to Business.

                Any corporation, association or other entity into which the Preferred Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any corporation, association or other entity resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any corporation, association or other entity succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such corporation, association or other entity shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                .13 Preferential Collection of Claims Against Sponsor or Trust.

                If and when the Preferred Trustee shall be or become a creditor of the Sponsor, any other Guarantor, the Issuer or the Trust (or any other obligor upon the Preferred Securities), the Preferred Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Sponsor, any other Guarantor, the Issuer or the Trust (or any such other obligor).

                .14 Preferred Trustee May File Proofs of Claim.

                In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Preferred Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Preferred Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

                        (A) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Preferred Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Preferred Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                        (B) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;


and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Preferred Trustee and, in the event the Preferred Trustee shall consent to the making of such payments directly to the Holders, to pay to the Preferred Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Preferred Trustee, its agents and counsel, and any other amounts due the Preferred Trustee.

                Nothing herein contained shall be deemed to authorize the Preferred Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Preferred Trustee to vote in respect of the claim of any Holder in any such proceeding.

                .15 Reports by Preferred Trustee.

                (A) Not later than 60 days after May 15 of each year commencing with May 15, 2002, the Preferred Trustee shall transmit to all Securityholders in accordance with Section 10.9, and to the Sponsor, a brief report, to the extent required by the Trust Indenture Act, with respect to any of the following events which may have occurred within the previous 12 months (or, in the case of the initial report, the period since the Closing Date):

                        (i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect;

                        (ii) a statement that the Preferred Trustee has complied with all of its obligations under this Declaration or, if the Preferred Trustee has not complied in any material respect with such obligations, a description of such noncompliance; and

                        (iii) any change in the property and funds in its possession as Preferred Trustee since the date of its last report and any action taken by the Preferred Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

                (B) In addition, the Preferred Trustee shall transmit to Securityholders such reports concerning the Preferred Trustee and its actions under this Declaration as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                (C) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Preferred Trustee with the Commission and with the Sponsor.

                .16 Reports to the Preferred Trustee.

                The Sponsor and the Company Trustees on behalf of the Trust shall provide to the Preferred Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

                .17 Evidence of Compliance with Conditions Precedent.

                Each of the Sponsor and the Company Trustees on behalf of the Trust shall provide to the Preferred Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314 (c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

                .18 Number of Trustees.

                (A) The number of Trustees shall be five, provided, that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Company Trustees. Subject to Section 8.7(c), the Preferred Trustee and the Delaware Trustee may be the same Person, in which case the number of Trustees may be less than five.

                (B) If a Trustee ceases to hold office for any reason and the number of Company Trustees is not reduced pursuant to Section 8.18(a), or if the number of Trustees is increased pursuant to Section 8.18(A), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with
Section 8.10.

                (C) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Company Trustees shall occur, until such vacancy is filled by the appointment of an Company Trustee in accordance with Section 8.10, the Company Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Company Trustees and shall discharge all the duties imposed upon the Company Trustees by this Declaration.

                .19 Delegation of Power.

                (A) Any Company Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(A), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

                (B) The Company Trustees shall have power to delegate from time to time to such of their number or to the Sponsor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Company Trustees or otherwise as the Company Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration, as set forth herein.

                                   ARTICLE IX
                       TERMINATION, LIQUIDATION AND MERGER


                .1 Termination Upon Expiration Date.

                Unless earlier dissolved, the Trust shall automatically dissolve on December 31, 2030 (the "Expiration Date"), at which time the Trust Property shall be distributed in accordance with Section 9.4.

                .2 Early Termination.

                The first to occur of any of the following events is an "Early Termination Event":

                        (A) the occurrence of a Bankruptcy Event in respect of, or the liquidation of, the Sponsor (or, in the case of a transfer pursuant to Section 5.10 hereof, the Holder of Common Securities);

                        (B) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor (or, in the case of a transfer pursuant to Section 5.10 hereof, the Holder of Common Securities); or the revocation of the charter or its equivalent of the Sponsor (or, in the case of a transfer pursuant to Section 5.10 hereof, the Holder of Common Securities) and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                        (C) the entry of a decree of judicial dissolution of the Sponsor (or, in the case of a transfer pursuant to Section 5.10 hereof, the Holder of Common Securities) or the Trust by a court of competent jurisdiction;

                        (D) all of the Trust Securities shall have been called for redemption and the Redemption Price shall have been paid to the Holders in accordance with the terms of the Trust Securities;

                        (E) the distribution of all of the Trust Property;

                        (F) the written direction to the Preferred Trustee from the Sponsor (or, in the case of a transfer pursuant to Section 5.10 hereof, the Holder of Common Securities) at any time (which direction is optional and wholly within the discretion of the Sponsor) to terminate the Trust and to distribute Notes to Securityholders in exchange for the Preferred Securities;

                        (G) the redemption of all of the Preferred Securities in connection with the redemption of all of the Notes;

                        (H) subject to Section 9.4(e), the occurrence of a Tax Event; and

                        (I) the occurrence of an Investment Company Event.

                .3 Termination.

                The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Preferred Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption or repurchase of all of the Trust Securities pursuant to Sections 4.2, 4.8 or 4.9 of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Company Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

                .4 Liquidation.

                (A) If an Early Termination Event specified in Section 9.2 (with the exception of clauses (d) and (g)) occurs or upon the Expiration Date, the Trust shall be dissolved by the Preferred Trustee and the Company Trustees as expeditiously as such Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Notes, subject to
Section 9.4(d). Notice of dissolution shall be given by the Preferred Trustee by first-class mail, postage prepaid mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of dissolution shall:

                        (i) state the Liquidation Date;

                        (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Notes; and

                        (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Notes, or if Section 9.4(D) applies receive a Liquidation Distribution, as the Company Trustees or the Preferred Trustee shall deem appropriate.

                (B) Except where Section 9.2(D), 9.2(G) or 9.4(D) applies, in order to effect the dissolution of the Trust and distribution of the Notes to Securityholders, the Preferred Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation
Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Notes in exchange for the Outstanding Trust Securities Certificates.

                (C) Except where Section 9.2(D), 9.2(G) or 9.4(D) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Notes will be issued to holders of Trust Securities Certificates, upon surrender of such certificates to the Company Trustees or their agent for exchange, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Notes, accruing interest at the rate provided for in the Notes from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Notes) and (iv) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Notes upon surrender of Trust Securities Certificates, provided, that Termination of the Trust shall not affect the right of the Holders of Preferred Securities to receive Liquidated Damages under the Registration Rights Agreement as and when provided therein.

                (D) In the event that, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Notes in the manner provided herein is determined by the Preferred Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up or terminated, by the Preferred Trustee in such manner as the Preferred Trustee determines. In such event, on the date of the dissolution, winding-up or other termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if a Declaration Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

                (E) If the Early Termination Event specified in Section 9.2(H) occurs, the Trust shall be dissolved within 90 days following the occurrence of such Tax Event as provided in this Section 9.4; provided, however, that such dissolution and distribution shall be conditioned on (i) the Trustees' receipt of an Opinion of Counsel of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion") which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any income, gain or loss for United States Federal income tax purposes as a result of such liquidation and distribution of Notes, and (ii) the Issuer or the Sponsor being unable to avoid such Tax Event within such 90-day period by taking some ministerial action or pursuing some other reasonable measure that will have no adverse effect on the Trust, the Issuer, the Sponsor or the Holders of the Preferred Securities and will involve no material cost. If (i) the Sponsor has received an Opinion of Counsel (a "Redemption Tax Opinion") of a nationally recognized independent United States or German tax counsel or advisors, or nationally recognized independent counsel or advisors of the jurisdiction of formation of the Issuer (initially Luxembourg), as the case may be, experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Issuer or the Sponsor would be precluded from deducting the interest on the Notes for United States Federal or German income tax purposes, or for purposes of any income tax imposed by the jurisdiction of formation of the Issuer, even after the Notes were distributed to the Holders of the Preferred Securities upon liquidation of the Trust as provided above, or
(ii) the Trustees shall have been informed by such tax counsel that it cannot deliver a No Recognition Opinion, the Issuer has the right to redeem the Notes in whole, in which case all the Preferred Securities and Common Securities will be entitled to receive the Liquidation Distribution.

                .5 Mergers, Consolidations, Amalgamations or Replacements of the Trust.

                The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except pursuant to this Section 9.5. At the request of the Sponsor, with the consent of the Company Trustees and without the consent of the Holders of Preferred Securities, the Preferred Trustee or the Delaware Trustee, the Trust may consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, a trust organized as such under the laws of any state of the United States of America; provided, that
(i) if the Trust is not the survivor, such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Trust Securities or (b) substitutes for the Trust Securities other securities having substantially the same terms as the Trust Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Trust Securities with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Sponsor expressly appoints a trustee of such successor entity possessing substantially the same powers and duties as the Preferred Trustee as the holder of the Notes, (iii) the Preferred Securities or any Successor Securities are listed or traded, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed or traded, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Trust Securities (including any Successor Securities) in any material respect,
(vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) the Sponsor has provided a guarantee to the holders of the Successor Securities with respect to such successor entity having substantially the same terms as the Trust Guarantee, (viii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Sponsor has received an Opinion of Counsel rendered by a law firm having a nationally recognized tax and securities practice to the effect that (x) such successor entity will be treated as a grantor trust for United States Federal income tax purposes or otherwise as an entity that is not subject to United States Federal income tax at the entity level and the assets and income of which are treated for United States Federal income tax purposes as held and derived directly by holders of interests in the entity, (y) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Sponsor nor such successor entity will be required to register as an investment company under the 1940 Act and (z) such merger, consolidation, amalgamation or replacement, conveyance, transfer or lease, will not adversely affect the rights, preferences, privileges and limited liability of the Preferred Securities in any material respect, and (ix) the Company Trustees shall have furnished the Delaware Trustee and the Preferred Trustee at least five Business Days' prior written notice of the consummation of such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease; provided, however, that the failure to provide such notice shall not affect the validity of any such transaction. Notwithstanding the foregoing, the Trust shall not, except with the consent of holders of 100% in Liquidation Amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States Federal income tax purposes or another entity which is not subject to United States Federal income tax at the entity level and the assets and income of which are treated for United States Federal income tax purposes as held and derived directly by holders of interests in the entity.

                                   ARTICLE X
                            Miscellaneous Provisions

                .1 Limitation of Rights of Securityholders.

                The death or incapacity of any person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Declaration, nor entitle the legal representatives or heirs of such person or any Securityholder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                .2 Amendment.

                (A) This Declaration may be amended from time to time by the Trustees and the Sponsor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Declaration, which shall not be inconsistent with the other provisions of this Declaration, or (ii) to modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States Federal income tax purposes as a grantor trust or other entity which is not subject to United States Federal income tax at the entity level and the assets and income of which are treated for United States Federal income tax purposes as held and derived directly by holders of interests in the entity at all times that any Trust Securities are outstanding or to ensure that the Trust will not be required to register as an investment company under the 1940 Act, or (iii) to reflect the establishment of procedures to affect an offer to repurchase Preferred Securities pursuant to Sections 4.8 or 4.9; provided, however, that in the case of clause (i) such action shall not adversely affect in any material respect the interests of any Securityholder, and any amendments of this Declaration shall become effective when notice thereof is given to the Securityholders.

                (B) If any proposed amendment provides for, or the Trustees or the Sponsor otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration or otherwise or (ii) the dissolution, winding-up or termination of the Trust other than pursuant to the terms of the Declaration, then the Securityholders voting together as a single class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a majority (based upon Liquidation Amounts) of the Trust Securities affected thereby; provided, that if any amendment or proposal referred to in clause (i) would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a majority (based on Liquidation Amounts) of such class of Trust Securities; provided, further, that no amendment or modification may be made to the Declaration if such amendment or modification would (x) cause the Trust to be classified for purposes of United States Federal income taxation as other than a grantor trust or another entity which is not subject to United States Federal income tax at the entity level and the assets and income of which are treated for United States Federal income tax purposes as held and derived directly by holders of interest in the entity, (y) reduce or otherwise adversely affect the powers of the Trustees or (z) cause the Trust to be deemed an investment company which is required to be registered under the 1940 Act.

                (C) Except as provided in Section 10.2(B) and 10.2(D) hereof, any provision of this Declaration may be amended by the Trustees and the Sponsor with (i) the consent of Securityholders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding and
(ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status for United States Federal income tax purposes, as a grantor trust or other entity which is not subject to United States Federal income tax at the entity level and the assets and income of which are treated for United States Federal income tax purposes as held and derived directly by holders of interests in the entity, or cause the Trust to be deemed an investment company which is required to register under the 1940 Act.

                (D) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this Declaration may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this paragraph (c) of this Section 10.2 may not be amended.

                (E) Notwithstanding any other provisions of this Declaration, no Trustee shall enter into or consent to any amendment to this Declaration which would cause the Trust to fail or cease to qualify for the exemption from status of an investment company under the 1940 Act or fail or cease to be classified for purposes of United States Federal income taxation as other than a grantor trust or another entity which is not subject to United States Federal income tax at the entity level and the assets and income of which are treated for United States Federal income tax purposes as held and derived directly by holders of interests in the entity.

                (F) Notwithstanding anything in this Declaration to the contrary, without the consent of the Sponsor or the Issuer, this Declaration may not be amended in a manner which imposes any additional obligation on the Sponsor or the Issuer, as the case may be.

                (G) In the event that any amendment to this Declaration is made, the Company Trustees shall promptly provide to the Sponsor a copy of such amendment.

                (H) Neither the Preferred Trustee nor the Delaware Trustee shall be required to amend this Declaration in any manner which affects its own rights, duties or immunities under this Declaration. The Preferred Trustee and the Delaware Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Declaration is in compliance with this Declaration.

                .3 Separability.

                In case any provision in this Declaration or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                .4 Governing Law.

                THIS DECLARATION AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS DECLARATION AND THE TRUST SECURITIES SHALL BE

CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

                .5 Submission to Jurisdiction.

                The Sponsor hereby appoints Fresenius Medical Care Holdings, Inc. ("FMCH") c/o CT Corporation System through its office at 1633 Broadway, New York, New York 10019 as its authorized agent (the "Authorized Agent") upon which process may be served in any legal action or proceeding against it with respect to its obligations under this Declaration or the Trust Securities instituted in any federal or state court in the Borough of Manhattan, The City of New York, by any Trustee or the Holder of any Trust Securities and agrees that service of process upon such authorized agent, together with written notice of said service to the Sponsor by the person serving the same, addressed as provided in Section 10.09, shall be deemed in every respect effective service of process upon the Sponsor in any such legal action or proceeding, and the Sponsor hereby irrevocably submits to the non-exclusive jurisdiction of any such court in respect of any such legal action or proceeding. Such appointment shall be irrevocable until the Trust has been terminated in accordance with Article IX hereof. Notwithstanding the foregoing, the Sponsor reserves the right to appoint another Person located or with an office in the Borough of Manhattan, The City of New York, selected in its discretion, as a successor Authorized Agent, and upon acceptance of such appointment by such a successor the appointment of the prior Authorized Agent shall terminate. If for any reason FMCH or CT Corporation System ceases to be able to act as the Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Sponsor will appoint a successor Authorized Agent in accordance with the preceding sentence. The Sponsor further agrees to take any and all action, including the filing of any and all documents and instruments as may be necessary to continue such designation and appointment of such agent in full force and effect until the Trust has been terminated in accordance with Article IX hereof. Service of process upon the Authorized Agent addressed to it at the address set forth above, as such address may be changed within the Borough of Manhattan, The City of New York by notice given by the Authorized Agent to the Trustees, together with written notice of such service mailed or delivered to the Sponsor shall be deemed, in every respect, effective service of process on the Sponsor.

                .6 Payments Due on Non-Business Day.

                If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Sections 4.1(a) and 4.2(d)), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

                .7 Successors.

                This Declaration shall be binding upon and shall inure to the benefit of any successor to the Sponsor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Sponsor that is permitted under
Article VIII of the Indenture and pursuant to which the assignee agrees in writing to perform the Sponsor's obligations hereunder, the Sponsor shall not assign its obligations hereunder.

                .8 Headings.

                The Article and Section headings are for convenience only and shall not affect the construction of this Declaration.

                .9 Reports, Notices and Demands.

                Any report, notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon any Securityholder or the Sponsor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address may appear on the Securities Register; (b) in the case of the Common Securityholder(s) or the Sponsor, to Fresenius Medical Care AG, Else-Kroner Str. 1, 61346 Bad Homburg v.d.H., Germany, Attn: Chief Executive Officer, facsimile no.: 011-49-6172-609-2103, and (c) in the case of the Issuer, to FMC Trust Finance S.a.r.l., Luxembourg-III, 7A, rue Robert Stumper, L-2557 Luxembourg with a copy to the Sponsor. Any notice to Preferred Securityholders shall also be given to such Owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Preferred Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

                Any notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon the Trust, the Preferred Trustee, the Delaware Trustee or the Company Trustees shall be given in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed (until another address is published by the Trust) as follows: (a) with respect to the Preferred Trustee to State Street Bank and Trust Company, 225 Asylum Street, Hartford, Connecticut 06103, Attention: Corporate Trust Administration; (b) with respect to the Delaware Trustee, to First Union Trust Company, National Association, One Rodney Square, 920 King Street, Wilmington, Delaware 19801, Attention: Corporate Trust Administration; (c) with respect to the Company Trustees, to them at the address above for notices to the Sponsor, marked "Attention: Company Trustees of Fresenius Medical Care Capital Trust V;"
(d) with respect to the Paying Agent to State Street Bank and Trust Company, 225 Asylum Street, Hartford, Connecticut 06103, Attention: Corporate Trust Administration, with a copy to each of (1) Deutsche Bank AG London, Winchester House, 1 Great Winchester Street, London EC2N 2DB, Attention: Client Services, Corporate Trust and Agency Services and (2) Banque Generale du Luxembourg, 50 Avenue J.F. Kennedy, L-2951 Luxembourg. Such notice, demand or other communication to or upon the Trust or the Preferred Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Preferred Trustee.

                All notices regarding the Preferred Securities shall be published in the Luxemburger Wort or in such other publication as required by the rules of the Luxembourg Stock Exchange. Any notice will become effective for all purposes on the date of its publication. There may (provided that, in the case of Preferred Securities listed on the Luxembourg Stock Exchange, the rules of the Luxembourg Stock Exchange so permit) be substituted for such publication in such newspaper the delivery of the relevant notice to the applicable clearing system for communication by it to the Securityholders. Any such notice shall be deemed to have been given to the Securityholders on the seventh day after the day on which the said notice was given to all applicable clearing systems. The Company Trustees shall be responsible for compliance with this paragraph and shall provide directions to the Preferred Trustee in connection therewith.

                .10 Agreement Not to Petition.

                Each of the Trustees, the Sponsor, and the Issuer agree for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Sponsor takes action in violation of this
Section 10.10, the Preferred Trustee agrees, for the benefit of Securityholders, that at the expense of the Sponsor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Sponsor against the Trust or the commencement of such action and raise the defense that the Sponsor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section 10.10 shall survive the termination of this Declaration.

                .11 Trust Indenture Act; Conflict with Trust Indenture Act.

                (A) This Declaration shall be subject to and governed by the Trust Indenture Act upon the consummation of the Exchange Offer pursuant to the Registration Rights Agreement. Until such Exchange Offer, the Trust Indenture Act shall not apply to this Declaration, except to the extent otherwise expressly provided herein.

                (B) The Preferred Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

                (C) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Declaration by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Declaration modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Declaration as so modified or excluded, as the case may be.

                (D) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

                .12 Acceptance of Terms of Declaration, Trust Guarantee and Indenture.

                THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A

BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION, THE GUARANTEE AGREEMENT AND THE INDENTURE, AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE TRUST GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

                .13 Liquidated Damages Under Registration Rights Agreement.

                Under the Registration Rights Agreement, in the event that (i) certain registration statements under the Securities Act are not filed on or prior to the applicable deadline set forth in the Registration Rights Agreement,
(ii) any such registration statement, if filed, is not declared effective on or prior to the applicable deadline set forth in the Registration Rights Agreement, or (iii) the Exchange Offer has not been "Consummated" (as defined in the Registration Rights Agreement) or upon the occurrence of certain other conditions, then additional payments in the form of Liquidated Damages shall accrue at the rate per Euro 1,000 Liquidation Amount of Preferred Securities set forth in the Registration Rights Agreement. Upon filing or effectiveness of any such registration statement, the Consummation of the Exchange Offer or upon cessation of any such other conditions, as the case may be, the obligation to pay such Liquidated Damages with respect to the event in question shall cease.

                .14 Counterparts.

                This Declaration may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                        FRESENIUS MEDICAL CARE AG,
                                        as Sponsor


                                        By: /s/  Ben Lipps
                                            ------------------------------------
                                            Name: Ben Lipps
                                            Title: Chief Executive Officer


                                        By: /s/  Rainer Runte
                                            ------------------------------------
                                            Name: Rainer Runte
                                            Title: General Counsel and Sr. VP


                                        /s/ Ben Lipps
                                        ----------------------------------------
                                        Ben Lipps, as Company Trustee



                                        /s/  Karl-Dieter Schwab
                                        ----------------------------------------
                                        Dr. Karl-Dieter Schwab, as Company
                                        Trustee



                                        /s/  Josef Dinger
                                        ----------------------------------------
                                        Josef Dinger, as Company Trustee



                                        FMC TRUST FINANCE S.a.r.l.
                                        LUXEMBOURG-III


                                        By: /s/  Gabriele Dux
                                            ------------------------------------
                                            Name: Gabriele Dux
                                            Title: Sole Manager

                                        STATE STREET BANK AND TRUST
                                        COMPANY, as Preferred Trustee



                                        By: /s/  Elizabeth C. Hammer
                                            ------------------------------------
                                            Name: Elizabeth C. Hammer
                                            Title: Vice President


                                        FIRST UNION TRUST COMPANY,
                                        NATIONAL ASSOCIATION, as Delaware
                                        Trustee



                                        By: /s/  Rita Marie Ritrovato
                                            ------------------------------------
                                            Name: Rita Marie Ritrovato
                                            Title: Trust Officer

                                                                       EXHIBIT A

               FORM OF CERTIFICATE OF TRUST AS FILED JUNE 1, 2001

                              CERTIFICATE OF TRUST
                                       OF
                     FRESENIUS MEDICAL CARE CAPITAL TRUST V


                This Certificate of Trust of Fresenius Medical Care Capital Trust V (the "Trust") is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (Section) 3801 et seq.).

                1. Name. The name of the business trust formed hereby is Fresenius Medical Care Capital Trust V.

                2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware are: First Union Trust Company, National Association, One Rodney Square, 1st Floor, 920 King Street, Delaware 19801.

                In Witness Whereof, the undersigned, being the Trustees of the Trust, have executed this Certificate of.

                                        FIRST UNION TRUST COMPANY,
                                        NATIONAL ASSOCIATION,
                                        not in its individual capacity but s
                                        olely as Trustee


                                        By:  /s/ Anita M. Roselli
                                            ----------------------
                                        Name: Anita M. Roselli
                                        Title: Trust Officer



                                        /s/  Ben J. Lipps
                                        ---------------------------
                                        Dr. Ben J. Lipps, as Company Trustee

                                                                       EXHIBIT B

                           [INTENTIONALLY LEFT BLANK]

                                                                       EXHIBIT C

                     [FORM OF COMMON SECURITIES CERTIFICATE]

                THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN
SECTION 5.10 OF THE DECLARATION.

                THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE SECOND SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT IS ACQUIRING THIS COMMON SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS COMMON SECURITY EXCEPT (A) TO THE TRUST OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT,
(D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE TRUST) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS COMMON SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.

CERTIFICATE NUMBER                                   NUMBER OF COMMON SECURITIES
C-1                                                          THREE HUNDRED (300)

                    CERTIFICATE EVIDENCING COMMON SECURITIES

                                       OF

                     FRESENIUS MEDICAL CARE CAPITAL TRUST V

                                COMMON SECURITIES
               (LIQUIDATION AMOUNT Euro 1,000 PER COMMON SECURITY)

                Fresenius Medical Care Capital Trust V, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Fresenius Medical Care AG (the "Holder") is the registered owner of Three Hundred (300) common securities of the Trust representing beneficial interests of the Trust and designated the 7 3/8% Common Securities (liquidation amount Euro 1,000 per Common Security) (the "Common Securities"). Except as provided in Section 5.10 of the Declaration (as defined below) the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of Fresenius Medical Care Capital Trust V dated as of June 15, 2001, as the same may be amended from time to time (the "Declaration") including the designation of the terms of the Common Securities as set forth therein. Capitalized terms used herein and not otherwise defined have the meanings assigned to them by the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement with respect to the Common Securities entered into by Fresenius Medical Care AG, a corporation organized under the laws of Germany, and the Trust, dated as of June 15, 2001, to the extent provided therein. The Trust will furnish a copy of the Declaration to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                IN WITNESS WHEREOF, one of the Company Trustees of the Trust has executed this certificate this 15th day of June, 2001.



                                        FRESENIUS MEDICAL CARE CAPITAL TRUST V


                                        Name:
                                             ------------------------------
                                                 Company Trustee

                               REVERSE OF SECURITY

                Distributions payable on each Common Security will be fixed at a rate per annum of 7 3/8% (the "Distribution Rate") of the Liquidation Amount of Euro 1,000 per Common Security, such rate being the rate of interest payable on the Notes held by the Preferred Trustee. Distributions in arrears for more than one quarter (and interest thereon) will bear interest thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term "Distributions," as used herein, includes such cash distribution and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Preferred Trustee and to the extent the Preferred Trustee has funds on hand in the Payment Account legally available therefor.

                Distributions on the Common Securities will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from June [15], 2001, and will be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing September 15, 2001. Distributions will be computed on the basis of a 360-day year constituting twelve 30-day months and, for any period of less than a full calendar month, the number of days elapsed in such month.

                The Company Trustees shall, at the direction of all of the Holder(s) of the Common Securities, at any time terminate the Trust and, after satisfaction of liabilities to creditors of the Trust, cause the Notes to be distributed by the Preferred Trustee to the Holders of the Common Securities in liquidation of the Trust as provided in the Declaration.

                The Common Securities shall be redeemable as provided in the Declaration.

                                                                       EXHIBIT D

                           [FORM OF EXPENSE AGREEMENT]

                    AGREEMENT AS TO EXPENSES AND LIABILITIES

                AGREEMENT dated as of June 15, 2001, between Fresenius Medical Care AG, a corporation organized under the laws of Germany (the "Company"), and Fresenius Medical Care Capital Trust V, a Delaware business trust (the "Trust").

                WHEREAS, the Trust intends to issue its Common Securities (the "Common Securities") to the Company and receive 7 3/8% Senior Subordinated Notes ("Notes"; such term, for the purposes of this Agreement shall include, where applicable the Exchange Securities as such term is defined in the Indenture) from FMC Trust Finance S.a.r.l. Luxembourg-III (the "Issuer") and to issue and sell 7 3/8% Preferred Securities (the "Preferred Securities"; such term, for the purposes of this Agreement, shall include, when applicable, the Exchange Preferred Securities) with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Declaration of Trust dated as of June 15, 2001 as the same may be amended from time to time (the "Declaration");

                WHEREAS, the Company will directly or indirectly own all of the Common Securities of the Trust and all of the Capital Stock (as defined in the Indenture) of the Issuer, which will issue the Notes;

                WHEREAS, capitalized terms used but not defined herein have the meanings set forth in the Declaration.

                Now, THEREFORE, in consideration of the purchase by each Holder of the Preferred Securities, which purchase the Company hereby agrees shall benefit the Company and which purchase the Company acknowledges will be made in reliance upon the execution and delivery of this Agreement, the Company and Trust hereby agree as follows:

                                    ARTICLE I

                SECTION 1. Guarantee by the Company.

                Subject to the terms and conditions hereof, the Company hereby irrevocably and unconditionally guarantees, on a senior subordinated basis (to the extent and in the manner set forth in the Indenture with respect to the Notes), to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any costs, expenses or liabilities of the Trust (including, without limitation, any and all taxes, costs and expenses, such as underwriting discounts and commissions, payable with respect to the issuance of the Preferred Securities), other than obligations of the Trust to pay to holders of any Preferred Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Preferred Securities or such other similar interests, as the case may be, and United States withholding taxes. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

                SECTION 1.2. Term of Agreement.

                This Agreement shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to all Holders of all the Preferred Securities (whether upon redemption, liquidation, exchange or otherwise) and (b) the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any Holder of the Preferred Securities or any Beneficiary must restore payment of any sums paid under the Preferred Securities, under any Obligation, under the Guarantee Agreement dated the date hereof by the Company and State Street Bank and Trust Company as guarantee trustee or under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

                SECTION 1.3. Waiver of Notice.

                The Company hereby waives notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, and the Company hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

                SECTION 1.4. No Impairment.

                The obligations, covenants, agreements and duties of the Company under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                (a) the extension of time for the payment by the Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

                (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

                (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

                There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, the Company with respect to the happening of any of the foregoing.

                SECTION 1.5. Enforcement.

                A Beneficiary may enforce this Agreement directly against the Company and the Company waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against the Company.

                SECTION 1.6. Subrogation.

                The Company shall be subrogated to all (if any) rights of the Trust in respect of any amounts paid to the Beneficiaries by the Company under this Agreement; provided, however, that the Company shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Agreement.

                                   ARTICLE II

                SECTION 2.1. Assignment. Except in connection with a consolidation, merger or sale involving the Company that is permitted under
Article VIII of the Indenture, this Agreement may not be assigned by either party hereto without the consent of the other, and any purported assignment without such consent shall be void.

                SECTION 2.2. Binding Effect.

                All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Company and shall inure to the benefit of the Beneficiaries.

                SECTION 2.3. Amendment.

                So long as there remains any Beneficiary or any Preferred Securities are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the Holders of the Preferred Securities without the consent of a Majority in Liquidation Amount of the holders of Preferred Securities.

                SECTION 2.4. Notices.

                Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex):

                        Fresenius Medical Care Capital Trust V
                        c/o State Street Bank and Trust Company
                        225 Asylum Street
                        Hartford, Connecticut 06103
                        Facsimile No.: 860-244-1889
                        Attention:  Corporate Trust Administration

                        Fresenius Medical Care AG

                        Else-Kroner Str. 1, 61346 Bad Homburg v.d.H., Germany Facsimile No.: 011-49-6172-609-2103
                        Attention: Chief Financial Officer

                SECTION 2.5. Governing Law.

                THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS.

                SECTION 2.6. Submission to Jurisdiction.

                The Company hereby appoints Fresenius Medical Care Holdings, Inc. ("FMCH") c/o CT Corporation System acting through its office at 1633 Broadway, New York, New York 10019 as its authorized agent (the "Authorized Agent") upon which process may be served in any legal action or proceeding against it with respect to its obligations under this Agreement instituted in any federal or state court in the Borough of Manhattan, The City of New York, by the Trust or a Beneficiary and agrees that service of process upon such authorized agent, together with written notice of said service to the Company by the person serving the same, addressed as provided in Section 2.4, shall be deemed in every respect effective service of process upon the Company in any such legal action or proceeding, and the Company hereby irrevocably submits to the non-exclusive jurisdiction of any such court in respect of any such legal action or proceeding. Such appointment shall be irrevocable until this Agreement has been terminated in accordance with Section 1.3 hereof. Notwithstanding the foregoing, the Company reserves the right to appoint another Person located or with an office in the Borough of Manhattan, The City of New York, selected in its discretion, as a successor Authorized Agent, and upon acceptance of such appointment by such a successor the appointment of the prior Authorized Agent shall terminate. If for any reason FMCH or CT Corporation System ceases to be able to act as the Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Company will appoint a successor Authorized Agent in accordance with the preceding sentence. The Company further agrees to take any and all action, including the filing of any and all documents and instruments as may be necessary to continue such designation and appointment of such agent in full force and effect until this Agreement has been terminated in accordance with Section 1.3 hereof. Service of process upon the Authorized Agent addressed to it at the address set forth above, as such address may be changed within the Borough of Manhattan, The City of New York by notice given by the Authorized Agent to the Trustees, together with written notice of such service mailed or delivered to the Company shall be deemed, in every respect, effective service of process on the Company.

                THIS AGREEMENT is executed as of the day and year first above written.

                                        FRESENIUS MEDICAL CARE AG


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        FRESENIUS MEDICAL CARE CAPITAL TRUST V


                                        By:
                                           -------------------------------------
                                           Name:
                                           Company Trustee

                                                                     EXHIBIT E-1

               [FORM OF INITIAL PREFERRED SECURITIES CERTIFICATE]

                THIS PREFERRED SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE SECOND SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT IS ACQUIRING THIS PREFERRED SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS PREFERRED SECURITY EXCEPT (A) TO THE TRUST OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT,
(D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE TRUST) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS PREFERRED SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT.

                UNTIL THE PREFERRED SECURITIES ARE REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, PREFERRED SECURITIES MAY ONLY BE TRANSFERRED IN MINIMUM BLOCKS OF Euro 100,000 AGGREGATE LIQUIDATION AMOUNT.

[TO BE INSERTED ON FORM OF GLOBAL PREFERRED SECURITY - UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DEUTSCHE BANK AG LONDON AS THE COMMON DEPOSITARY FOR MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BRUSSELS OFFICE, OPERATOR OF THE EUROCLEAR SYSTEM AND CLEARSTREAM BANKING, SOCIETE ANONYME (THE "COMMON DEPOSITARY"), TO FRESENIUS MEDICAL CARE CAPITAL TRUST V OR ITS

AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF BT GLOBENET NOMINEES LIMITED, OR IN SUCH OTHER NOMINEE NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT IS MADE TO BT GLOBENET NOMINEES LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, BT GLOBENET NOMINEES LIMITED HAS AN INTEREST HEREIN.

                TRANSFERS OF THIS PREFERRED SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE COMMON DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS PREFERRED SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE AMENDED AND RESTATED DECLARATION OF TRUST REFERRED TO ON THE REVERSE HEREOF.]

                [TO BE INSERTED ON FORM OF GLOBAL TEMPORARY REGULATION S PREFERRED SECURITY CERTIFICATE. - THIS CERTIFICATE IS A TEMPORARY REGULATION S CERTIFICATE WITHIN THE MEANING OF THE DECLARATION REFERRED TO HEREIN, AND NO PAYMENTS WILL BE MADE IN RESPECT OF ANY PORTION HEREOF UNLESS AND UNTIL SUCH PORTION HAS BEEN EXCHANGED FOR A PORTION OF A PERMANENT REGULATION S CERTIFICATE, UPON CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP AFTER THE DISTRIBUTION COMPLIANCE PERIOD AS PROVIDED IN THE DECLARATION.]

CERTIFICATE NUMBER                                NUMBER OF PREFERRED SECURITIES


                                                         ISIN - OR COMMON CODE -


                   CERTIFICATE EVIDENCING PREFERRED SECURITIES

                                       OF

                     FRESENIUS MEDICAL CARE CAPITAL TRUST V

                       7 3/8% TRUST PREFERRED SECURITIES
             (LIQUIDATION AMOUNT Euro 1,000 PER PREFERRED SECURITY)

                Fresenius Medical Care Capital Trust V, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that BT Globenet Nominees Limited (the "Holder") is the registered owner of _______________(___) preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Fresenius Medical Care Capital Trust V 7 3/8% Trust Preferred Securities, (liquidation amount Euro 1,000 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section
5.4 of the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of Fresenius Medical Care Capital Trust V dated as of June 15, 2001, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Preferred Securities as set forth therein. Capitalized terms used herein and not otherwise defined have the meanings assigned to them by the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Fresenius Medical Care AG, a corporation organized under the laws of Germany, and State Street Bank and Trust Company, as guarantee trustee, dated as of June 15, 2001 (the "Trust Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration and the Trust Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                In Witness Whereof, one of the Company Trustees of the Trust has executed this certificate this 15th day of June, 2001.


                                        Fresenius Medical Care Capital Trust V


                                        Name:
                                             -----------------------------------
                                             Company Trustee

                PREFERRED TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Preferred Securities referred to in the within-mentioned Declaration.

                                        State Street Bank and Trust Company,
                                        as Preferred Trustee


                                         By:
                                             -----------------------------------
                                             Authorized Signatory

                               REVERSE OF SECURITY

                Distributions payable on each Preferred Security will be fixed at a rate per annum of 7 3/8% (the "Distribution Rate") of the Liquidation Amount of Euro 1,000 per Preferred Security, such rate being the rate of interest payable on the Notes held by the Preferred Trustee. Distributions in arrears for more than one quarter (and interest thereon) will bear interest thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term "Distributions," as used herein, includes such cash distribution and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Preferred Trustee and to the extent the Preferred Trustee has funds on hand in the Payment Account legally available therefor.

                Distributions on the Preferred Securities will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from June 15, 2001 and will be payable quarterly in arrears on March 15, June 15, September 15 and December 15, of each year, commencing on September 15, 2001. Distributions will be computed on the basis of a 360-day year constituting twelve 30-day months and, for any period of less than a full calendar month, the number of days elapsed in such month. Under the terms and conditions of, and in the circumstances set forth in, the Registration Rights Agreement referred to in the Declaration, Liquidated Damages (as defined in such Registration Rights Agreement) may be payable in respect of the Preferred Securities.

                The Company Trustees shall, at the direction of all of the Holders of the Common Securities, at any time terminate the Trust and, after satisfaction of liabilities to creditors of the Trust, cause the Notes to be distributed by the Preferred Trustee to the holders of the Preferred Securities in liquidation of the Trust as provided in the Declaration.

                The Preferred Securities shall be redeemable as provided in the Declaration.

                                   ASSIGNMENT

                FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:


        (Insert assignee's social security or tax identification number)


                    (Insert address and zip code of assignee)

and irrevocably appoints



agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date:
     ---------------


Signature:
     (Sign exactly as your name appears on the other side of this Preferred
                             Security Certificate)


                The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                    SCHEDULE OF EXCHANGES OF INTERESTS IN THE
                                 GLOBAL SECURITY

        The following exchanges of a part of this Global Preferred Security Certificate have been made:

                                                              Liquidation Amount
Date of Exchange   Amount of decrease   Amount of increase    of this Global       Signature of
----------------   in Liquidation       in Liquidation        Preferred Security   authorized officer
                   Amount of this       Amount of this        Certificate          of Preferred
                   Global Preferred     Global Preferred      following such       Trustee or
                   Security             Security              decrease             Securities
                   Certificate          Certificate           (or increase)        Registrar
                   -----------          -----------           -------------        ---------

                                                                     EXHIBIT E-2

               [FORM OF EXCHANGE PREFERRED SECURITIES CERTIFICATE]

UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DEUTSCHE BANK AG LONDON AS THE COMMON DEPOSITARY FOR MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BRUSSELS OFFICE, OPERATOR OF THE EUROCLEAR SYSTEM AND CLEARSTREAM BANKING, SOCIETE ANONYME (THE "COMMON DEPOSITARY"), TO FRESENIUS MEDICAL CARE CAPITAL TRUST V OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF BT GLOBENET NOMINEES LIMITED, OR IN SUCH OTHER NOMINEE NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY (AND ANY PAYMENT IS MADE TO BT GLOBENET NOMINEES LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, BT GLOBENET NOMINEES LIMITED HAS AN INTEREST HEREIN.

                TRANSFERS OF THIS PREFERRED SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE COMMON DEPOSITARY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS PREFERRED SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE AMENDED AND RESTATED DECLARATION OF TRUST REFERRED TO ON THE REVERSE HEREOF.]

CERTIFICATE NUMBER                                NUMBER OF PREFERRED SECURITIES


                                                         ISIN - OR COMMON CODE -


                   CERTIFICATE EVIDENCING PREFERRED SECURITIES

                                       OF

                     FRESENIUS MEDICAL CARE CAPITAL TRUST V

                       7 3/8% TRUST PREFERRED SECURITIES
             (LIQUIDATION AMOUNT Euro 1,000 PER PREFERRED SECURITY)

                Fresenius Medical Care Capital Trust V, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that BT Globenet Nominees Limited (the "Holder") is the registered owner of __________ (_____) preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Fresenius Medical Care Capital Trust V 7 3/8% Trust Preferred Securities, (liquidation amount Euro 1,000 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section
5.4 of the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of Fresenius Medical Care Capital Trust V dated as of June 15, 2001, as the same may be amended from time to time (the "Declaration") including the designation of the terms of Preferred Securities as set forth therein. Capitalized terms used herein and not otherwise defined have the meanings assigned to them by the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Fresenius Medical Care AG, a corporation organized under the laws of Germany, and State Street Bank and Trust Company, as guarantee trustee, dated as of June 15, 2001 (the "Trust Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration and the Trust Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                In Witness Whereof, one of the Company Trustees of the Trust has executed this certificate this ____th day of __________, 2001.

                                        Fresenius Medical Care Capital Trust V

                                        BY:
                                            ------------------------------------
                                               Name:
                                                     as Company Trustee

                PREFERRED TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                This is one of the Preferred Securities referred to in the within-mentioned Declaration.

                                        STATE STREET BANK AND TRUST COMPANY,
                                        as Preferred Trustee


                                        By:
                                           -------------------------------------
                                           Authorized Signatory

                               REVERSE OF SECURITY

                Distributions payable on each Preferred Security will be fixed at a rate per annum of 7 3/8% (the "Distribution Rate") of the Liquidation Amount of Euro 1,000 per Preferred Security, such rate being the rate of interest payable on the Notes held by the Preferred Trustee. Distributions in arrears for more than one quarter (and interest thereon) will bear interest thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term "Distributions," as used herein, includes such cash distribution and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Preferred Trustee and to the extent the Preferred Trustee has funds on hand in the Payment Account legally available therefor.

                Distributions on the Preferred Securities will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from June 15, 2001 and will be payable quarterly in arrears on March 15, June 15, September 15 and December 15, of each year, commencing on September 15, 2001. Distributions will be computed on the basis of a 360-day year constituting twelve 30-day months and, for any period of less than a full calendar month, the number of days elapsed in such month. Under the terms and conditions of, and in the circumstances set forth in, the Registration Rights Agreement referred to in the Declaration, Liquidated Damages (as defined in such Registration Rights Agreement) may be payable in respect of the Preferred Securities.

                The Company Trustees shall, at the direction of all of the Holders of the Common Securities, at any time terminate the Trust and, after satisfaction of liabilities to creditors of the Trust, cause the Notes to be distributed by the Preferred Trustee to the holders of the Preferred Securities in liquidation of the Trust as provided in the Declaration.

                The Preferred Securities shall be redeemable as provided in the Declaration.

                                   ASSIGNMENT

                FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:


        (Insert assignee's social security or tax identification number)


                    (Insert address and zip code of assignee)

and irrevocably appoints



agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     ---------------



Signature:
        (Sign exactly as your name appears on the other side of this Preferred
                               Security Certificate)


                The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                    SCHEDULE OF EXCHANGES OF INTERESTS IN THE
                                 GLOBAL SECURITY
        The following exchanges of a part of this Global Preferred Security
Certificate have been made:

                                                               Liquidation Amount
Date of Exchange    Amount of decrease   Amount of increase    of this Global       Signature of
----------------    in Liquidation       in Liquidation        Preferred Security   authorized officer
                    Amount of this       Amount of this        Certificate          of Preferred
                    Global Preferred     Global Preferred      following such       Trustee or
                    Security             Security              decrease             Securities
                    Certificate          Certificate           (or increase)        Registrar
                    -----------          -----------           -------------        ---------

                                                                     EXHIBIT F-1

                         [FORM OF TRANSFER CERTIFICATE]
                                       --
            RESTRICTED BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE TO
            REGULATION S BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE (Transfers pursuant to Section 5.4(D)(i) of the Declaration)

Fresenius Medical Care Capital Trust V,
c/o Deutsche Bank AG London
Winchester House
1 Great Winchester Street
London EC2N 2DB

Fax: (44) 20-7547-5782
Attention: Client Services, Corporate Trust and Agency Services


        Re:     Fresenius Medical Care Capital Trust V
                7 3/8% Trust Preferred Securities

                Reference is hereby made to the Amended and Restated Declaration of Trust of Fresenius Medical Care Capital Trust V (the "Trust"), dated as of June 15, 2001 (the "Declaration"). Terms used but not defined herein and defined in Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act") or in the Declaration shall have the meanings given to them in Regulation S or the Declaration, as the case may be.

                This certificate relates to Euro [_________] aggregate Liquidation Amount of Initial Preferred Securities, which are beneficial interests in the Restricted Book-Entry Preferred Securities Certificate with ISIN Number XS0131200486 and Common Code 0131200048 (the "Specified Securities"):

                The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". The Specified Securities are held in book-entry form through a Clearing Agency or its nominee in the name of the Undersigned, as or on behalf of the Owner.

                The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of an interest in the Regulation S Book-Entry Preferred Securities Certificate with ISIN Number XS0131200304 and Common Code 013120030. In connection with such transfer, the Owner hereby certifies that such transfer is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:


Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

                (A) the Owner is not a distributor of the Specified Securities, an affiliate of the Trust or any such distributor or a person acting on behalf of any of the foregoing;

                (B) the offer of the Specified Securities was not made to a person in the United States;

                (C) either:

                        (i) at the time the buy order was originated, the
                Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                        (ii) the transaction is being executed in, on or through
                the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

                (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Distribution Compliance Period, then the requirements of Rule 904(b)(1) have been satisfied; and

                (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.


        Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                (G) the transfer is occurring after the first anniversary of the latest original issue date for the Preferred Securities (including any issued after the initial offering, unless the Trust determines otherwise) and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                (H) the transfer is occurring after the second anniversary of the latest original issue date for the Preferred Securities (including any issued after the initial offering, unless the Trust determines otherwise) and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust.

                This certificate and the statements contained herein are made for your benefit and the benefit of the Trust and the Initial Purchasers under the Purchase Agreement.



                                        Dated:
                                              ----------------------------------


                                        (Print the name of the Undersigned, as
                                        such term is defined in the second
                                        paragraph of this certificate.)


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                     EXHIBIT F-2


                         [FORM OF TRANSFER CERTIFICATE]
                                       --
           REGULATION S BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE TO
             RESTRICTED BOOK-ENTRY PREFERRED SECURITIES CERTIFICATE
          (Transfers pursuant to Section 5.4(D)(ii) of the Declaration)

Fresenius Medical Care Capital Trust V,
c/o Deutsche Bank AG London
Winchester House
1 Great Winchester Street
London EC2N 2DB

Fax: (44) 20-7547-5782
Attention: Client Services, Corporate Trust and Agency Services


        Re:     Fresenius Medical Care Capital Trust V
                7 3/8% Trust Preferred Securities


                Reference is hereby made to the Amended and Restated Declaration of Trust of Fresenius Medical Care Capital Trust V (the "Trust"), dated as of June 15, 2001 (the "Declaration"). Terms used but not defined herein and defined in Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act") or in the Declaration shall have the meanings given to them in Regulation S or the Declaration, as the case may be.

                This certificate relates to Euro [_________] aggregate Liquidation Amount of Initial Preferred Securities, which are interests in the Regulation S Book-Entry Preferred Securities Certificate wiTH ISIN Number XS0131200304 and Common Code 013120030 (the "Specified Securities"):

                The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". The Specified Securities are held in book-entry form through a Clearing Agency or its nominee in the name of the Undersigned, as or on behalf of the Owner.

                The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of an interest in the Restricted Book-Entry Preferred Securities Certificate with ISIN Number XS0131200486 and Common

Code 013120048. In connection with such transfer, the Owner hereby certifies that such transfer is being effected in accordance with Rule 144A under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:


                the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                (2) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer.

                This certificate and the statements contained herein are made for your benefit and the benefit of the Trust and the Initial Purchasers under the Purchase Agreement.

                                        Dated:
                                               --------------------------


                                        (Print the name of the Undersigned, as
                                        such term is defined in the second
                                        paragraph of this certificate.)


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                                                     EXHIBIT F-3


                         [FORM OF TRANSFER CERTIFICATE]
                                       --
             TEMPORARY REGULATION S BOOK-ENTRY PREFERRED SECURITIES
     CERTIFICATE TO PERMANENT REGULATION S BOOK-ENTRY PREFERRED SECURITIES
                                  CERTIFICATE
         (Transfers pursuant to Section 5.4(D)(iii) of the Declaration)

Fresenius Medical Care Capital Trust V,
c/o Deutsche Bank AG London
Winchester House
1 Great Winchester Street
London EC2N 2DB

Fax: (44) 20-7547-5782
Attention: Client Services, Corporate Trust and Agency Services

        Re:     Fresenius Medical Care Capital Trust V
                7 3/8% Trust Preferred Securities

                Reference is hereby made to the Amended and Restated Declaration of Fresenius Medical Care Capital Trust V, dated as of January June [15], 2001 (the "Declaration"). Terms used but not defined herein and defined in Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act") or in the Declaration shall have the meanings given to them in Regulation S or the Declaration, as the case may be.

                This certificate relates to Euro [_________] aggregate Liquidation Amount of Initial Preferred Securities, which are interests in the Temporary Regulation S Book-Entry Preferred Securities Certificate with ISIN Number XS0131200304 and Common Code 013120030 (the "Specified Securities"):

                The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". The Specified Securities are held in book-entry form through a Clearing Agency or its nominee in the name of the Undersigned, as or on behalf of the Owner.

                The Owner has requested that the Specified Securities be exchanged for an interest in the Permanent Regulation S Book-Entry Preferred Securities Certificate, which is not permitted to occur during the Distribution Compliance Period. Accordingly:


        if this certificate is given prior to the expiry of the Distribution Compliance Period, the Owner hereby requests that such exchange be made as soon as practicable on or after such date and hereby certifies that the Owner is not now a U.S. person and, on such date, will be the Owner of the Specified Securities and will not be a U.S. person, or

        (2) if this certificate is given on or after the expiry of the Distribution Compliance Period, the Owner hereby requests that such exchange be made as soon as practicable and hereby certifies that the Owner is not a U.S. person and is the Owner of the Specified Securities.


            This certificate and the statements contained herein are made for your benefit and the benefit of the Trust and the Initial Purchasers under the Purchase Agreement.

                                        Dated:


                                        (Print the name of the Undersigned, as
                                        such term is defined in the second
                                        paragraph of this certificate.)


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        (If the Undersigned is a corporation,
                                        partnership or fiduciary, the title of
                                        the person signing on behalf of the
                                        Undersigned must be stated.)

                                                                     EXHIBIT G-1


                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                         OF INITIAL PREFERRED SECURITIES

                This certificate relates to Preferred Securities in Euro___________ Liquidation Amount held by the undersigned.

        The undersigned (check one box below):

        [ ] has requested the Company Trustees by written order to deliver in exchange for its beneficial interest in the Book-Entry Preferred Security held by the Depository a Preferred Security or Preferred Securities in definitive, registered form of authorized denominations and an aggregate Liquidation Amount equal to its beneficial interest in such Book-Entry Preferred Security (or the portion thereof indicated above) in accordance with Section 5.13 of the Declaration;

        [ ] has as requested the Company Trustees by written order to exchange or register the transfer of a Preferred Security or Preferred Securities in accordance with Section 5.5 of the Declaration.


        In connection with any transfer or exchange of any of the Preferred Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Preferred Securities and the last date, if any, on which such Preferred Securities were owned by the Trust or any Affiliate of the Trust, the undersigned confirms that such Preferred Securities are being:

        CHECK ONE BOX BELOW:

        (1) [ ] transferred to the Trust; or

        (2) [ ] transferred pursuant to and in compliance with Rule 144A under the Securities act of 1993, as amended; or

        (3) [ ] transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1993, as amended.

                Unless one of the boxes is checked, the Company Trustees shall refuse to register any of the Preferred Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3) is checked, the Company Trustees or the Trust may require, prior to registering any such transfer of the Preferred Securities, in its sole discretion, such legal opinions, certifications and other information as an Company Trustee or the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 under such Act; provided further that if box (2) is checked, the transferee must also certify that it is a qualified institutional buyer as defined in Rule 144A.

                                        ---------------------

                                        Signature



Signature Guarantee:


                                        ---------------------

                                        Signature

(Signature must be guaranteed
by a participant in a signature
guarantee medallion program)

                                                                     EXHIBIT G-2

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                             OF PREFERRED SECURITIES

                This certificate relates to Preferred Securities in Euro ___________ Liquidation Amount held in (check applicable space) ____ global or
_____ definitive form by the undersigned.

        The undersigned (check one box below):

        [ ] has requested the Company Trustees by written order to deliver in exchange for its beneficial interest in the Book-Entry Preferred Security held by the Depository a Preferred Security or Preferred Securities in definitive, registered form of authorized denominations and an aggregate Liquidation Amount equal to its beneficial interest in such Book-Entry Preferred Security (or the portion thereof indicated above) in accordance with Section 5.13 of the Declaration;

        [ ] has requested the Company Trustees by written order to exchange or register the transfer of a Preferred Security or Preferred Securities in accordance with Section 5.5 of the Declaration.



                                        ---------------------

                                        Signature



Signature Guarantee:


                                        ---------------------

                                        Signature

(Signature must be guaranteed
by a participant in a signature
guarantee medallion program)



                                      G-2